UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06444

Legg Mason Partners Equity Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: January 31

Date of reporting period:  January 31, 2012

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

January 31, 2012

Annual Repor t

Legg Mason

Lifestyle Series

Legg Mason Lifestyle Allocation 85%

Legg Mason Lifestyle Allocation 70%

Legg Mason Lifestyle Allocation 50%

Legg Mason Lifestyle Allocation 30%

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Legg Mason Lifestyle Series

Legg Mason Lifestyle Series

Legg Mason Lifestyle Series (“Lifestyle Series”) consists of four separate investment funds (the “Funds”), each with its own investment objective and policies. Each Fund offers different levels of potential return and involves different levels of risk.

The Funds are separate investment series of Legg Mason Partners Equity Trust, a Maryland statutory trust.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the annual report of Legg Mason Lifestyle Series for the twelve-month reporting period ended January 31, 2012. Please read on for a detailed look at prevailing economic and market conditions during the Funds’ reporting period and to learn how those conditions have affected each Fund’s performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

February 24, 2012

Legg Mason Lifestyle Series	III

Investment commentary

Economic review

Economic growth in the U.S. accelerated over the twelve months ended January 31, 2012. U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, was 0.4% and 1.3% in the first and second quarters of 2011, respectively. Third quarter GDP growth then rose to 1.8%. The economy then gathered further momentum late in 2011, as the Commerce Department’s second estimate for fourth quarter GDP growth was 3.0% — the fastest pace since the second quarter of 2010. This was attributed, in part, to higher consumer spending, which rose 2.1% in the fourth quarter, versus 1.7% and 0.7% gains in the third and second quarters, respectively.

Two factors holding back the economy were the weak job market and continued strains in the housing market. While there was some improvement during the second half of the reporting period, unemployment remained elevated. When the reporting period began, unemployment, as reported by the U.S. Department of Labor, was 9.1%. After dipping below 9.0% in March 2011 (to 8.9%), unemployment moved back to 9.0% in April. Unemployment stayed at or above 9.0% over the next five months before declining to 8.9% in October. Unemployment then fell to 8.7% in November, 8.5% in December and 8.3% in January 2012, the latter being the lowest rate since February 2009. The housing market showed some encouraging signs, although home prices still appear to be searching for a bottom. Looking back, existing-home sales moved somewhat higher in January 2011, according to the National Association of Realtors (“NAR”). Existing-home sales then fluctuated, but increased during three of the last four months of the period. In addition, the period ended with the lowest inventory of unsold homes since March 2005. However, existing-home prices remained weak versus a year ago, with the NAR reporting that the median existing-home price for all housing types was $154,700 in January 2012, down 2% from January 2011.

The manufacturing sector overcame a soft patch in the summer of 2011 and expanded at a stronger pace toward the end of the reporting period. Based on the Institute for Supply Management’s PMI (“PMI”)ii, in February 2011, the manufacturing sector expanded at its fastest pace since May 2004, with a reading of 61.4 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). The PMI then generally moderated over the next several months and was 50.6 in August 2011, its lowest reading in two years. However, the manufacturing sector gathered momentum late in the period and ended January 2012 at 54.1, its highest reading since June 2011.

While the U.S. economy gained some traction during the reporting period, growth generally moderated overseas. In January 2012, the International Monetary Fund (“IMF”) lowered its growth projections for the global economy. This was due, in part, to the IMF’s expectation that the Eurozone would experience “a mild recession in 2012 as a result of the rise in sovereign yields, the effects of bank deleveraging on the real economy, and the impact of additional fiscal consolidation.” The IMF now anticipates 2012 growth will be -0.5% in the Eurozone and 1.7% in Japan. While growth in emerging market countries is expected to remain higher than in their developed country counterparts, the IMF reduced its 2012 projection for the former from 6.1% to 5.4%.

The Federal Reserve Board (“Fed”)iii took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. In August 2011, the Fed declared its intention to keep the federal funds rate steady until mid-2013. Then, in September 2011, the Fed announced its intention to purchase $400 billion of longer-term Treasury securities and to sell an equal amount of shorter-term Treasury securities by June 2012 (often referred to as “Operation Twist”). At its meeting in December, the Fed potentially opened the door to another round of quantitative easing in 2012, saying it is “prepared to employ its tools to promote a stronger economic recovery in a context of price stability.” Finally, in January 2012, the Fed extended the period it expects to keep rates on hold, saying “economic conditions — including low rates of resource utilization and a subdued outlook for inflation over the medium run — are likely to warrant exceptionally low levels for the federal funds rate at least through late 2014.”

Due to mounting economic challenges in the Eurozone, the European Central Bank (“ECB”) shifted its monetary policy during the reporting period. Citing inflationary pressures, the ECB raised interest rates in April 2011 from 1.00% to 1.25%, and then to 1.50% in July. However, with growth moderating and given the ongoing European sovereign debt crisis, the ECB lowered interest rates to 1.25% in November and 1.00% in December, equaling its all-time low. In other developed countries, the Bank of England kept rates on hold at 0.50% during the reporting period, as did Japan at a range of zero to 0.10%, the lowest

IV	Legg Mason Lifestyle Series

Investment commentary (cont’d)

level since 2006. Elsewhere, a number of emerging market countries, including China and India, raised interest rates during the reporting period in an effort to ward off inflation. However, with growth rates declining, both China and India lowered their cash reserve ratio for banks toward the end of the reporting period. This could be a precursor to lowering interest rates if global growth stalls further.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

February 29, 2012

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

Legg Mason Lifestyle Series 2012 Annual Report	1

Funds overview

Legg Mason Lifestyle Series (the “Lifestyle Series”) consists of four portfolio investment options (the “Funds”), each of which is a “fund of funds” that invests in a combination of equity and fixed-income mutual funds. The Lifestyle Series offers a mix of equity funds categorized according to average market capitalization (size), investing style (e.g., value, core or growth) and global exposure (e.g., U.S. and/or international stocks). The various options within the Lifestyle Series also offer a mix of bond asset classes such as U.S. and foreign government debt, corporate bonds, high-yield debt and emerging market debt — each of which carries a varying degree of risk/reward potential.

Q. What were the overall market conditions during the Funds’ reporting period?

A. Global equity markets produced mixed results. For the twelve months ending January 31, 2012, the overall domestic stock market, as measured by the S&P 500 Indexi, returned 4.2%. Over the same time frame, the Russell 1000 Indexii of large-cap U.S. stocks produced a total return of 4.0%. Small-cap U.S. stocks lagged slightly behind. The Russell 2000 Indexiii was up 2.9% over the same period. International stock markets did significantly worse; for the twelve months ending January 31, 2012, the MSCI EAFE Indexiv produced a total return of -9.6%.

Fixed-income markets generally produced better returns than equity markets, as interest rates fell during the reporting period. (Bond prices rise when interest rates fall.) The ten-year U.S. Treasury bond yield started the period at 3.37%. There was little change in that yield during the first part of 2011, but during the spring and summer, doubts began to surface in the markets about the strength of the economic recovery, and yields began to fall. In August, the Standard & Poor’s rating agency downgraded U.S. Treasury debt from AAA to AA+. Somewhat paradoxically, this sent yields sharply lower (and prices sharply higher), as investors were more worried about the impact the downgrade would have on the economy than they were about the actual risk of default. By the end of the reporting period, the yield on the ten-year Treasury stood at just 1.83%, its lowest level in over fifty years. The yield on the two-year Treasury bond fell from 0.57% at the start of the period to 0.22% at the end. Overall, the Barclays Capital U.S. Aggregate Indexv, which measures investment grade bonds (both government and corporate), returned 8.7% for the period.

Q. How did we respond to these changing market conditions?

A. Throughout the reporting period, we maintained a small overweight position in equity funds (relative to the benchmark weights) and an underweight position in fixed-income funds. We believed that stocks were more attractive than bonds on a relative valuation basis, based on their price-to-earnings ratiosvi and their dividend yields. We expected earnings growth to remain positive, and felt that this further supported the case for overweighting equities. We continued to hold that view throughout the period.

2	Legg Mason Lifestyle Series 2012 Annual Report

Funds overview (cont’d)

Legg Mason Lifestyle Allocation 85%

Target Asset Allocation1

Legg Mason Lifestyle Allocation 85% seeks capital appreciation by seeking to maintain a target allocation of 85% of its assets in underlying funds that invest principally in equity securities and 15% in underlying funds that invest principally in fixed-income securities.

Performance review

For the twelve months ended January 31, 2012, Class A shares of Legg Mason Lifestyle Allocation 85%, excluding sales charges, returned -0.04%. The Fund’s unmanaged benchmarks, the Barclays Capital U.S. Aggregate Index, the Russell 3000 Indexvii and the Lifestyle Allocation 85% Composite Benchmarkviii, returned 8.66%, 3.86% and 1.69%, respectively, over the same time frame. The Lipper Mixed-Asset Target Allocation Growth Funds Category Average2 returned 1.23% for the same period.

Performance Snapshot as of January 31, 2012
(excluding sales charges) (unaudited)	6 months	12 months
Legg Mason Lifestyle Allocation 85%:
Class A	-0.95%	-0.04%
Class B3	-1.43%	-0.88%
Class C	-1.31%	-0.61%
Class I	-0.83%	0.30%
Barclays Capital U.S. Aggregate Index	4.25%	8.66%
Russell 3000 Index	2.12%	3.86%
Lifestyle Allocation 85% Composite Benchmark	-0.41%	1.69%
Lipper Mixed-Asset Target Allocation Growth Funds Category Average[2]	-0.55%	1.23%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

The portfolio managers periodically adjust the allocation of the Fund’s assets among different Legg Mason-affiliated funds depending upon the portfolio managers’ outlook for the equity and fixed-income markets in general, particular sectors of such markets and the performance outlook for the underlying funds. The Fund is not expected to be invested in all of the underlying funds at any time. The Fund may change its allocations among the underlying funds and may vary the allocation between equity and fixed-income funds within the Target Range4 without prior notice to shareholders.

Total Annual Operating Expenses† (unaudited)

As of the Fund’s current prospectus dated May 31, 2011, the gross total annual operating expense ratios for Class A, Class B, Class C and Class I shares were 1.53%, 2.39%, 2.09% and 1.12%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets is not expected to exceed 0.80% for Class A shares, 1.55% for Class B shares, 1.55% for Class C shares and 0.55% for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2013 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts previously waived or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation in effect at the time the fees were earned or the expenses incurred.

[1]

The Target Asset Allocation set forth above represents an approximate mix of investments for Legg Mason Lifestyle Allocation 85%. The allocation and investment mix of the Fund may vary depending upon market conditions, cash flows in and out of the Fund and other factors. In addition, the allocation and investment range of the Fund may be changed, from time to time, without prior notice to shareholders.

[2]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended January 31, 2012, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 569 funds for the six-month period and among the 563 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges.

[3]

Effective July 1, 2011, the Fund no longer offers Class B shares for purchase by new and existing investors. Individual investors who owned Class B shares on June 30, 2011 may continue to hold those shares but may not add to their Class B share positions except through dividend reinvestment. Class B shares are also available for incoming exchanges.

[4]	The Target Range is the percentage range, as stated by the prospectus, within which the Fund may make tactical changes to its equity funds/fixed-income funds allocation.

†	Includes expenses of the underlying funds in which the Fund invests.

Legg Mason Lifestyle Series 2012 Annual Report	3

Legg Mason Lifestyle Allocation 70%

Target Asset Allocation1

Legg Mason Lifestyle Allocation 70% seeks long-term growth of capital by seeking to maintain a target allocation of 70% of its assets in underlying funds that invest principally in equity securities and 30% in underlying funds that invest principally in fixed-income securities.

Performance review

For the twelve months ended January 31, 2012, Class A shares of Legg Mason Lifestyle Allocation 70%, excluding sales charges, returned 1.27%. The Fund’s unmanaged benchmarks, the Barclays Capital U.S. Aggregate Index, the Russell 3000 Index and the Lifestyle Allocation 70% Composite Benchmarkix, returned 8.66%, 3.86% and 3.28%, respectively, over the same time frame. The Lipper Mixed-Asset Target Allocation Growth Funds Category Average2 returned 1.23% for the same period.

Performance Snapshot as of January 31, 2012
(excluding sales charges) (unaudited)	6 months	12 months
Legg Mason Lifestyle Allocation 70%:
Class A	0.15%	1.27%
Class B3	-0.29%	0.40%
Class C	-0.19%	0.65%
Class I	0.17%	1.56%
Barclays Capital U.S. Aggregate Index	4.25%	8.66%
Russell 3000 Index	2.12%	3.86%
Lifestyle Allocation 70% Composite Benchmark	0.77%	3.28%
Lipper Mixed-Asset Target Allocation Growth Funds Category Average[2]	-0.55%	1.23%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above.

Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

The portfolio managers periodically adjust the allocation of the Fund’s assets among different Legg Mason-affiliated funds depending upon the portfolio managers’ outlook for the equity and fixed-income markets in general, particular sectors of such markets and the performance outlook for the underlying funds. The Fund is not expected to be invested in all of the underlying funds at any time. The Fund may change its allocations among the underlying funds and may vary the allocation between equity and fixed-income funds within the Target Range4 without prior notice to shareholders.

Total Annual Operating Expenses† (unaudited)

As of the Fund’s current prospectus dated May 31, 2011, the gross total annual operating expense ratios for Class A, Class B, Class C and Class I shares were 1.38%, 2.24%, 2.01% and 1.06%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

[1]

The Target Asset Allocation set forth above represents an approximate mix of investments for Legg Mason Lifestyle Allocation 70%. The allocation and investment mix of the Fund may vary depending upon market conditions, cash flows in and out of the Fund and other factors. In addition, the allocation and investment range of the Fund may be changed, from time to time, without prior notice to shareholders.

[2]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended January 31, 2012, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 569 funds for the six-month period and among the 563 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges.

[3]

Effective July 1, 2011, the Fund no longer offers Class B shares for purchase by new and existing investors. Individual investors who owned Class B shares on June 30, 2011 may continue to hold those shares but may not add to their Class B share positions except through dividend reinvestment. Class B shares are also available for incoming exchanges.

[4]	The Target Range is the percentage range, as stated by the prospectus, within which the Fund may make tactical changes to its equity funds/fixed-income funds allocation.

†	Includes expenses of the underlying funds in which the Fund invests.

4	Legg Mason Lifestyle Series 2012 Annual Report

Funds overview (cont’d)

Legg Mason Lifestyle Allocation 50%

Target Asset Allocation1

Legg Mason Lifestyle Allocation 50% seeks a balance of growth of capital and income by seeking to maintain a target allocation of 50% of its assets in underlying funds that invest principally in equity securities and 50% in underlying funds that invest principally in fixed-income securities.

Performance review

For the twelve months ended January 31, 2012, Class A shares of Legg Mason Lifestyle Allocation 50%, excluding sales charges, returned 2.76%. The Fund’s unmanaged benchmarks, the Barclays Capital U.S. Aggregate Index, the Russell 1000 Index and the Lifestyle Allocation 50% Composite Benchmarkx, returned 8.66%, 3.95% and 4.98%, respectively, over the same time frame. The Lipper Mixed-Asset Target Allocation Moderate Funds Category Average2 returned 2.60% for the same period.

Performance Snapshot as of January 31, 2012
(excluding sales charges) (unaudited)	6 months	12 months
Legg Mason Lifestyle Allocation 50%:
Class A	1.08%	2.76%
Class B3	0.56%	1.82%
Class C	0.68%	2.01%
Barclays Capital U.S. Aggregate Index	4.25%	8.66%
Russell 1000 Index	2.29%	3.95%
Lifestyle Allocation 50% Composite Benchmark	1.90%	4.98%
Lipper Mixed-Asset Target Allocation Moderate Funds Category Average[2]	0.25%	2.60%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above.

Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

The portfolio managers periodically adjust the allocation of the Fund’s assets among different Legg Mason-affiliated funds depending upon the portfolio managers’ outlook for the equity and fixed-income markets in general, particular sectors of such markets and the performance outlook for the underlying funds. The Fund is not expected to be invested in all of the underlying funds at any time. The Fund may change its allocations among the underlying funds and may vary the allocation between equity and fixed-income funds within the Target Range4 without prior notice to shareholders.

Total Annual Operating Expenses† (unaudited)

As of the Fund’s current prospectus dated May 31, 2011, the gross total annual operating expense ratios for Class A, Class B and Class C shares were 1.23%, 2.12% and 1.98%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

[1]

The Target Asset Allocation set forth above represents an approximate mix of investments for Legg Mason Lifestyle Allocation 50%. The allocation and investment mix of the Fund may vary depending upon market conditions, cash flows in and out of the Fund and other factors. In addition, the allocation and investment range of the Fund may be changed, from time to time, without prior notice to shareholders.

[2]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended January 31, 2012, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 498 funds for the six-month period and among the 487 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges.

[3]

Effective July 1, 2011, the Fund no longer offers Class B shares for purchase by new and existing investors. Individual investors who owned Class B shares on June 30, 2011 may continue to hold those shares but may not add to their Class B share positions except through dividend reinvestment. Class B shares are also available for incoming exchanges.

[4]	The Target Range is the percentage range, as stated by the prospectus, within which the Fund may make tactical changes to its equity funds/fixed-income funds allocation.

†	Includes expenses of the underlying funds in which the Fund invests.

Legg Mason Lifestyle Series 2012 Annual Report	5

Legg Mason Lifestyle Allocation 30%

Target Asset Allocation1

Legg Mason Lifestyle Allocation 30% seeks income as a primary objective and long-term growth of capital as a secondary objective by seeking to maintain a target allocation of 30% of its assets in underlying funds that invest principally in equity securities and 70% in underlying funds that invest principally in fixed-income.

Performance review

For the twelve months ended January 31, 2012, Class A shares of Legg Mason Lifestyle Allocation 30%, excluding sales charges, returned 3.63%. The Fund’s unmanaged benchmarks, the Barclays Capital U.S. Aggregate Index, the Russell 1000 Index and the Lifestyle Allocation 30% Composite Benchmarkxi, returned 8.66%, 3.95% and 6.40%, respectively, over the same time frame. The Lipper Mixed-Asset Target Allocation Conservative Funds Category Average2 returned 3.99% for the same period.

Performance Snapshot as of January 31, 2012
(excluding sales charges) (unaudited)	6 months	12 months
Legg Mason Lifestyle Allocation 30%:
Class A	1.45%	3.63%
Class B3	1.09%	2.89%
Class C	1.15%	3.08%
Barclays Capital U.S. Aggregate Index	4.25%	8.66%
Russell 1000 Index	2.29%	3.95%
Lifestyle Allocation 30% Composite Benchmark	2.81%	6.40%
Lipper Mixed-Asset Target Allocation Conservative Funds Category Average[2]	0.99%	3.99%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

The portfolio managers periodically adjust the allocation of the Fund’s assets among different Legg Mason-affiliated funds depending upon the portfolio managers’ outlook for the equity and fixed-income markets in general, particular sectors of such markets and the performance outlook for the underlying funds. The Fund is not expected to be invested in all of the underlying funds at any time. The Fund may change its allocations among the underlying funds and may vary the allocation between equity and fixed-income funds within the Target Range4 without prior notice to shareholders.

Total Annual Operating Expenses† (unaudited)

As of the Fund’s current prospectus dated May 31, 2011, the gross total annual operating expense ratios for Class A, Class B and Class C shares were 1.18%, 1.82% and 1.80%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

[1]

The Target Asset Allocation set forth above represents an approximate mix of investments for Legg Mason Lifestyle Allocation 30%. The allocation and investment mix of the Fund may vary depending upon market conditions, cash flows in and out of the Fund and other factors. In addition, the allocation and investment range of the Fund may be changed, from time to time, without prior notice to shareholders.

[2]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended January 31, 2012, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 441 funds for the six-month period and among the 432 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges.

[3]

Effective July 1, 2011, the Fund no longer offers Class B shares for purchase by new and existing investors. Individual investors who owned Class B shares on June 30, 2011 may continue to hold those shares but may not add to their Class B share positions except through dividend reinvestment. Class B shares are also available for incoming exchanges.

[4]	The Target Range is the percentage range, as stated by the prospectus, within which the Fund may make tactical changes to its equity funds/fixed-income funds allocation.

†	Includes expenses of the underlying funds in which the Fund invests.

6	Legg Mason Lifestyle Series 2012 Annual Report

Funds overview (cont’d)

Q. What were the leading contributors to performance?

A. Taking into account both the underlying fund returns and their weightings within the portfolios, the leading contributors to absolute performance were Western Asset Core Plus Bond Portfolio, Legg Mason ClearBridge Appreciation Fund, Legg Mason Batterymarch U.S. Large Cap Equity Fund, Legg Mason ClearBridge Small Cap Growth Fund, and Western Asset Total Return Unconstrained Portfolio.

In relative terms (i.e., relative to the Funds’ blended benchmarks), the leading contributors to performance were Legg Mason ClearBridge Small Cap Growth Fund and Legg Mason BW Diversified Large Cap Value Fund.

Q. What were the leading detractors from performance?

A. Taking into account both the underlying fund returns and their weightings within the portfolios, the leading detractors from performance were Legg Mason Batterymarch International Equity Trust, Legg Mason Global Currents International All Cap Opportunity Fund, and Legg Mason Capital Management Value Trust, Inc.

In relative terms (i.e., relative to the Funds’ blended benchmarks), the leading detractors from performance were Western Asset Total Return Unconstrained Portfolio, Legg Mason Capital Management Value Trust, Legg Mason ClearBridge Fundamental All Cap Value Fund, and Western Asset Core Plus Bond Portfolio.

Q. Were there any significant changes to the Portfolios during the reporting period?

A. In June, we completely removed two underlying funds (Legg Mason Capital Management Value Trust and Legg Mason ClearBridge Fundamental All Cap Value Fund) from the large-cap U.S. equity allocation and added one (Legg Mason BW Diversified Large Cap Value Fund). We also changed the weightings in the three other remaining large-cap U.S. equity funds, but the total allocation to large-cap U.S. equity funds was unchanged. In November, we added Legg Mason Strategic Real Return Fund to the lineup of underlying funds. We added this fund to give the Funds some protection against a rise in inflation. The Strategic Real Return Fund invests in assets that we believe would do well in a rising inflation environment, including U.S. Treasury Inflation-Protected Securities (“TIPS”)xii, commodities, real estate investment trusts (“REITs”)xiii, and global equities. We reduced our allocations to some of the existing equity and fixed-income funds to fund this position.

Thank you for your investment in the Lifestyle Series. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Funds’ investment goals.

Sincerely,

Steven Bleiberg

Portfolio Manager

Legg Mason Global Asset Allocation, LLC

Andrew D. Purdy

Portfolio Manager

Legg Mason Global Asset Allocation, LLC

February 14, 2012

RISKS: Mutual funds are subject to risk, including possible loss of principal. Because these Funds have exposure to both stocks and bonds through the underlying funds in which they invest, the Funds may underperform stock funds when stocks are in favor, and underperform bond funds when bonds are in favor. Investments in bonds are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the Funds’ share prices. International stocks are subject to certain risks, including currency fluctuations and changes in political and economic conditions; these risks are heightened for investments in emerging markets. Small- and mid-cap stocks often experience sharper price fluctuations than stocks of large-cap companies. High-yield securities are lower-rated issues and inherently more risky than higher-rated securities.

Each Fund in the Lifestyle Series is a “fund of funds” — meaning it invests in other underlying funds. There are additional risks and other expenses associated with funds that invest in other mutual funds rather than directly in portfolio securities. In addition to a Fund’s operating expenses, an investment will indirectly bear the operating expenses of the underlying funds. Each underlying fund may engage in active and frequent trading, resulting in higher portfolio turnover and transaction costs. This may lead to the distribution of higher capital gains to shareholders, increasing their tax liability. Certain of the underlying funds may sell securities short. Unlike the possible loss on a security that is purchased, there is no limit on the amount of loss on an appreciating security that is sold short. Investment in underlying funds that invest in real estate-related securities (including real estate investment trusts) expose a fund to risk similar to

Legg Mason Lifestyle Series 2012 Annual Report	7

investing directly in real estate. The value of these underlying investments may be affected by changes in the value of the underlying real estate, the creditworthiness of the issuer of the investments, and changes in property taxes, interest rates and the real estate regulatory environment. In addition, some of the underlying funds may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Additionally, the Funds may invest in underlying funds that have a limited performance history. Please see the

Funds’ prospectus for a more complete discussion of these and other risks, and the Funds’ investment strategies.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

ii

The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

iii

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

iv	The MSCI EAFE Index is a free float-adjusted market capitalization index designed to measure developed market equity performance, excluding the U.S. and Canada.

[v]

The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vi	The price-to-earnings ratio is a stock’s price divided by its earnings per share.

vii	The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

viii

The Lifestyle Allocation 85% Composite Benchmark is a hypothetical representation of the performance of the Fund’s major asset classes. It consists of 45% Russell 1000 Index, 20% Russell 2000 Index, 20% MSCI EAFE Index, 10% Barclays Capital U.S. Aggregate Index and 5% Barclays Capital U.S. High Yield — 2% Issuer Cap Index. The Barclays Capital U.S. High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

ix

The Lifestyle Allocation 70% Composite Benchmark is a hypothetical representation of the performance of the Fund’s major asset classes. It consists of 40% Russell 1000 Index, 15% Russell 2000 Index, 15% MSCI EAFE Index, 25% Barclays Capital U.S. Aggregate Index and 5% Barclays Capital U.S. High Yield — 2% Issuer Cap Index.

[x]

The Lifestyle Allocation 50% Composite Benchmark is a hypothetical representation of the performance of the Fund’s major asset classes. It consists of 28% Russell 1000 Index, 12% Russell 2000 Index, 10% MSCI EAFE Index, 43% Barclays Capital U.S. Aggregate Index and 7% Barclays Capital U.S. High Yield — 2% Issuer Cap Index.

xi

The Lifestyle Allocation 30% Composite Benchmark is a hypothetical representation of the performance of the Fund’s major asset classes. It consists of 17% Russell 1000 Index, 7% Russell 2000 Index, 6% MSCI EAFE Index, 60% Barclays Capital U.S. Aggregate Index and 10% Barclays Capital U.S. High Yield — 2% Issuer Cap Index.

xii

U.S. Treasury Inflation-Protected Securities (“TIPS”) are inflation-indexed securities issued by the U.S. Treasury in five-year, ten-year and twenty-year maturities. The principal is adjusted to the Consumer Price Index, the commonly used measure of inflation. The coupon rate is constant, but generates a different amount of interest when multiplied by the inflation-adjusted principal.

xiii	Real estate investment trusts (“REITs”) invest in real estate or loans secured by real estate and issue shares in such investments, which can be illiquid.

8	Legg Mason Lifestyle Series 2012 Annual Report

Funds at a glance (unaudited)

Legg Mason Lifestyle Allocation 85% Breakdown (%) as of — January 31, 2012†

As a Percent of Total Long-Term Investments

% of Total Long-Term Investments	Top 5 Sectors
11.2 Legg Mason Partners Equity Trust — Legg Mason ClearBridge Aggressive Growth Fund, Class IS Shares	Health Care Consumer Discretionary Energy Information Technology Industrials
11.2 Legg Mason Global Asset Management Trust — Legg Mason BW Diversified Large Cap Value Fund, Class IS Shares	Financials Health Care Information Technology Energy Industrials
11.1 Legg Mason Partners Equity Trust — Legg Mason Batterymarch U.S. Large Cap Equity Fund, Class IS Shares	Information Technology Health Care Energy Financials Consumer Discretionary
11.0 Legg Mason Partners Equity Trust — Legg Mason ClearBridge Appreciation Fund, Class IS Shares	Information Technology Financials Consumer Discretionary Consumer Staples Health Care
9.9 Legg Mason Partners Equity Trust — Legg Mason Global Currents International All Cap Opportunity Fund, Class IS Shares	Consumer Discretionary Industrials Financials Health Care Information Technology
9.8 Legg Mason Global Trust, Inc. — Legg Mason Batterymarch International Equity Trust, Class IS Shares	Financials Industrials Consumer Discretionary Materials Health Care
7.8 Legg Mason Partners Equity Trust — Legg Mason ClearBridge Small Cap Growth Fund, Class IS Shares	Information Technology Health Care Consumer Discretionary Industrials Financials
7.7 The Royce Fund — Royce Value Fund, Institutional Class Shares	Financials Materials Consumer Discretionary Information Technology Energy

†	Subject to change at any time.

% of Total Long-Term Investments	Top 5 Sectors
6.8 Legg Mason Global Asset Management Trust — Legg Mason Strategic Real Return Fund, Class IS Shares	U.S. Treasury Inflation Protected Securities Exchange-Traded Funds Financials Health Care Consumer Staples
5.1 Legg Mason Partners Equity Trust — Legg Mason ClearBridge Mid Cap Core Fund, Class IS Shares	Information Technology Financials Consumer Discretionary Industrials Health Care
2.9 Western Asset Funds, Inc. — Western Asset High Yield Portfolio, Class IS Shares	Consumer Discretionary Energy Industrials Financials Telecommunication Services
2.8 Western Asset Funds, Inc. — Western Asset Total Return Unconstrained Portfolio, Class IS Shares	Corporate Bonds & Notes U.S. Government & Agency Obligations Collateralized Mortgage Obligations Mortgage-Backed Securities Collateralized Senior Loans
2.7 Western Asset Funds, Inc. — Western Asset Core Plus Bond Portfolio, Class IS Shares	Corporate Bonds & Notes Mortgage-Backed Securities Collateralized Mortgage Obligations U.S. Government & Agency Obligations Asset-Backed Securities

Legg Mason Lifestyle Series 2012 Annual Report	9

Legg Mason Lifestyle Allocation 70% Breakdown (%) as of — January 31, 2012†

As a Percent of Total Long-Term Investments

% of Total Long-Term Investments	Top 5 Sectors
10.3 Legg Mason Partners Equity Trust — Legg Mason ClearBridge Aggressive Growth Fund, Class IS Shares	Health Care Consumer Discretionary Energy Information Technology Industrials
10.3 Legg Mason Global Asset Management Trust — Legg Mason BW Diversified Large Cap Value Fund, Class IS Shares	Financials Health Care Information Technology Energy Industrials
10.1 Legg Mason Partners Equity Trust — Legg Mason Batterymarch U.S. Large Cap Equity Fund, Class IS Shares	Information Technology Health Care Energy Financials Consumer Discretionary
10.1 Legg Mason Partners Equity Trust — Legg Mason ClearBridge Appreciation Fund, Class IS Shares	Information Technology Financials Consumer Discretionary Consumer Staples Health Care
9.4 Western Asset Funds, Inc. — Western Asset Total Return Unconstrained Portfolio, Class IS Shares	Corporate Bonds & Notes U.S. Government & Agency Obligations Collateralized Mortgage Obligations Mortgage-Backed Securities Collateralized Senior Loans
9.3 Western Asset Funds, Inc. — Western Asset Core Plus Bond Portfolio, Class IS Shares	Corporate Bonds & Notes Mortgage-Backed Securities Collateralized Mortgage Obligations U.S. Government & Agency Obligations Asset-Backed Securities

†	Subject to change at any time.

% of Total Long-Term Investments	Top 5 Sectors
7.1 Legg Mason Partners Equity Trust — Legg Mason Global Currents International All Cap Opportunity Fund, Class IS Shares	Consumer Discretionary Industrials Financials Health Care Information Technology
7.0 Legg Mason Global Trust, Inc. — Legg Mason Batterymarch International Equity Trust, Class IS Shares	Financials Industrials Consumer Discretionary Materials Health Care
6.7 Legg Mason Global Asset Management Trust — Legg Mason Strategic Real Return Fund, Class IS Shares	U.S. Treasury Inflation Protected Securities Exchange-Traded Funds Financials Health Care Consumer Staples
5.4 Legg Mason Partners Equity Trust — Legg Mason ClearBridge Small Cap Growth Fund, Class IS Shares	Information Technology Health Care Consumer Discretionary Industrials Financials
5.2 The Royce Fund — Royce Value Fund, Institutional Class Shares	Financials Materials Consumer Discretionary Information Technology Energy
5.2 Legg Mason Partners Equity Trust — Legg Mason ClearBridge Mid Cap Core Fund, Class IS Shares	Information Technology Financials Consumer Discretionary Industrials Health Care
3.9 Western Asset Funds, Inc. — Western Asset High Yield Portfolio, Class IS Shares	Consumer Discretionary Energy Industrials Financials Telecommunication Services

10	Legg Mason Lifestyle Series 2012 Annual Report

Funds at a glance (unaudited) (cont’d)

Legg Mason Lifestyle Allocation 50% Breakdown (%) as of — January 31, 2012†

As a Percent of Total Long-Term Investments

% of Total Long-Term Investments	Top 5 Sectors
23.9 Western Asset Funds, Inc. — Western Asset Core Plus Bond Portfolio, Class IS Shares	Corporate Bonds & Notes Mortgage-Backed Securities Collateralized Mortgage Obligations U.S. Government & Agency Obligations Asset-Backed Securities
12.4 Western Asset Funds, Inc. — Western Asset Total Return Unconstrained Portfolio, Class IS Shares	Corporate Bonds & Notes U.S. Government & Agency Obligations Collateralized Mortgage Obligations Mortgage-Backed Securities Collateralized Senior Loans
7.3 Legg Mason Partners Equity Trust — Legg Mason ClearBridge Aggressive Growth Fund, Class IS Shares	Health Care Consumer Discretionary Energy Information Technology Industrials
7.3 Legg Mason Global Asset Management Trust — Legg Mason BW Diversified Large Cap Value Fund, Class IS Shares	Financials Health Care Information Technology Energy Industrials
7.2 Legg Mason Partners Equity Trust — Legg Mason ClearBridge Appreciation Fund, Class IS Shares	Information Technology Financials Consumer Discretionary Consumer Staples Health Care
7.1 Legg Mason Partners Equity Trust — Legg Mason Batterymarch U.S. Large Cap Equity Fund, Class IS Shares	Information Technology Health Care Energy Financials Consumer Discretionary

†	Subject to change at any time.

% of Total Long-Term Investments	Top 5 Sectors
6.9 Legg Mason Global Asset Management Trust — Legg Mason Strategic Real Return Fund, Class IS Shares	U.S. Treasury Inflation Protected Securities Exchange-Traded Funds Financials Health Care Consumer Staples
5.9 Western Asset Funds, Inc. — Western Asset High Yield Portfolio, Class IS Shares	Consumer Discretionary Energy Industrials Financials Telecommunication Services
5.0 Legg Mason Global Trust, Inc. — Legg Mason Batterymarch International Equity Trust, Class IS Shares	Financials Industrials Consumer Discretionary Materials Health Care
4.6 Legg Mason Partners Equity Trust — Legg Mason ClearBridge Mid Cap Core Fund, Class IS Shares	Information Technology Financials Consumer Discretionary Industrials Health Care
4.2 Legg Mason Partners Equity Trust — Legg Mason ClearBridge Small Cap Growth Fund, Class IS Shares	Information Technology Health Care Consumer Discretionary Industrials Financials
4.1 The Royce Fund — Royce Value Fund, Institutional Class Shares	Financials Materials Consumer Discretionary Information Technology Energy
4.1 Legg Mason Partners Equity Trust — Legg Mason Global Currents International All Cap Opportunity Fund, Class IS Shares	Consumer Discretionary Industrials Financials Health Care Information Technology

Legg Mason Lifestyle Series 2012 Annual Report	11

Legg Mason Lifestyle Allocation 30% Breakdown (%) as of — January 31, 2012†

As a Percent of Total Long-Term Investments

% of Total Long-Term Investments	Top 5 Sectors
39.1 Western Asset Funds, Inc. — Western Asset Core Plus Bond Portfolio, Class IS Shares	Corporate Bonds & Notes Mortgage-Backed Securities Collateralized Mortgage Obligations U.S. Government & Agency Obligations Asset-Backed Securities
14.5 Western Asset Funds, Inc. — Western Asset Total Return Unconstrained Portfolio, Class IS Shares	Corporate Bonds & Notes U.S. Government & Agency Obligations Collateralized Mortgage Obligations Mortgage-Backed Securities Collateralized Senior Loans
9.1 Western Asset Funds, Inc. — Western Asset High Yield Portfolio, Class IS Shares	Consumer Discretionary Energy Industrials Financials Telecommunication Services
7.1 Legg Mason Global Asset Management Trust — Legg Mason Strategic Real Return Fund, Class IS Shares	U.S. Treasury Inflation Protected Securities Exchange-Traded Funds Financials Health Care Consumer Staples
5.2 Legg Mason Global Trust, Inc. — Legg Mason Batterymarch International Equity Trust, Class IS Shares	Financials Industrials Consumer Discretionary Materials Health Care

†	Subject to change at any time

% of Total Long-Term Investments	Top 5 Sectors
4.2 Legg Mason Partners Equity Trust — Legg Mason ClearBridge Aggressive Growth Fund, Class IS Shares	Health Care Consumer Discretionary Energy Information Technology Industrials
4.2 Legg Mason Partners Equity Trust — Legg Mason ClearBridge Appreciation Fund, Class IS Shares	Information Technology Financials Consumer Discretionary Consumer Staples Health Care
4.2 The Royce Fund — Royce Value Fund, Institutional Class Shares	Financials Materials Consumer Discretionary Information Technology Energy
4.2 Legg Mason Partners Equity Trust — Legg Mason ClearBridge Mid Cap Core Fund, Class IS Shares	Information Technology Financials Consumer Discretionary Industrials Health Care
4.1 Legg Mason Global Asset Management Trust — Legg Mason BW Diversified Large Cap Value Fund, Class IS Shares	Financials Health Care Information Technology Energy Industrials
4.1 Legg Mason Partners Equity Trust — Legg Mason Batterymarch U.S. Large Cap Equity Fund, Class IS Shares	Information Technology Health Care Energy Financials Consumer Discretionary

12	Legg Mason Lifestyle Series 2012 Annual Report

Funds expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payment; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on August 1, 2011 and held for the six months ended January 31, 2012.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
Legg Mason Lifestyle Allocation 85%	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[3]	Expenses Paid During the Period[4]	Legg Mason Lifestyle Allocation 85%	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[3]	Expenses Paid During the Period[4]
Class A	-0.95%	$1,000.00	$990.50	0.74%	$3.71	Class A	5.00%	$1,000.00	$1,021.47	0.74%	$3.77
Class B	-1.43	1,000.00	985.70	1.55	7.76	Class B	5.00	1,000.00	1,017.39	1.55	7.88
Class C	-1.31	1,000.00	986.90	1.28	6.41	Class C	5.00	1,000.00	1,018.75	1.28	6.51
Class I	-0.83	1,000.00	991.70	0.48	2.41	Class I	5.00	1,000.00	1,022.79	0.48	2.45

[1]	For the six months ended January 31, 2012.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Does not include expenses of the Underlying Funds in which the Fund invests.

[4]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

Legg Mason Lifestyle Series 2012 Annual Report	13

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payment; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on August 1, 2011 and held for the six months ended January 31, 2012.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
Legg Mason Lifestyle Allocation 70%	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[3]	Expenses Paid During the Period[4]	Legg Mason Lifestyle Allocation 70%	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[3]	Expenses Paid During the Period[4]
Class A	0.15%	$1,000.00	$1,001.50	0.54%	$2.72	Class A	5.00%	$1,000.00	$1,022.48	0.54%	$2.75
Class B	-0.29	1,000.00	997.10	1.40	7.05	Class B	5.00	1,000.00	1,018.15	1.40	7.12
Class C	-0.19	1,000.00	998.10	1.28	6.45	Class C	5.00	1,000.00	1,018.75	1.28	6.51
Class I	0.17	1,000.00	1,001.70	0.44	2.22	Class I	5.00	1,000.00	1,022.99	0.44	2.24

[1]	For the six months ended January 31, 2012.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Does not include expenses of the Underlying Funds in which the Fund invests.

[4]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

14	Legg Mason Lifestyle Series 2012 Annual Report

Funds expenses (unaudited) (cont’d)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on August 1, 2011 and held for the six months ended January 31, 2012.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
Legg Mason Lifestyle Allocation 50%	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[3]	Expenses Paid During the Period[4]	Legg Mason Lifestyle Allocation 50%	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[3]	Expenses Paid During the Period[4]
Class A	1.08%	$1,000.00	$1,010.80	0.53%	$2.69	Class A	5.00%	$1,000.00	$1,022.53	0.53%	$2.70
Class B	0.56	1,000.00	1,005.60	1.45	7.33	Class B	5.00	1,000.00	1,017.90	1.45	7.38
Class C	0.68	1,000.00	1,006.80	1.25	6.32	Class C	5.00	1,000.00	1,018.90	1.25	6.36

[1]	For the six months ended January 31, 2012.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Does not include expenses of the Underlying Funds in which the Fund invests.

[4]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

Legg Mason Lifestyle Series 2012 Annual Report	15

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payment; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on August 1, 2011 and held for the six months ended January 31, 2012.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Funds with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
Legg Mason Lifestyle Allocation 30%	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[3]	Expenses Paid During the Period[4]	Legg Mason Lifestyle Allocation 30%	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[3]	Expenses Paid During the Period[4]
Class A	1.45%	$1,000.00	$1,014.50	0.60%	$3.05	Class A	5.00%	$1,000.00	$1,022.18	0.60%	$3.06
Class B	1.09	1,000.00	1,010.90	1.28	6.49	Class B	5.00	1,000.00	1,018.75	1.28	6.51
Class C	1.15	1,000.00	1,011.50	1.13	5.73	Class C	5.00	1,000.00	1,019.51	1.13	5.75

[1]	For the six months ended January 31, 2012.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Does not include expenses of the Underlying Funds in which the Fund invests.

[4]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

16	Legg Mason Lifestyle Series 2012 Annual Report

Funds performance (unaudited)

Legg Mason Lifestyle Allocation 85%

Average annual total returns
Without sales charges[1]	Class A	Class B	Class C	Class I
Twelve Months Ended 1/31/12	-0.04%	-0.88%	-0.61%	0.30%
Five Years Ended 1/31/12	-0.45	-1.18	-0.83	N/A
Ten Years Ended 1/31/12	2.94	2.32	2.44	N/A
Inception* through 1/31/12	4.06	3.65	3.44	15.83

With sales charges[2]	Class A	Class B	Class C	Class I
Twelve Months Ended 1/31/12	-5.82%	-5.82%	-1.59%	0.30%
Five Years Ended 1/31/12	-1.62	-1.34	-0.83	N/A
Ten Years Ended 1/31/12	2.33	2.32	2.44	N/A
Inception* through 1/31/12	3.67	3.65	3.44	15.83

Cumulative total returns
Without sales charges[1]
Class A (1/31/02 through 1/31/12)	33.62%
Class B (1/31/02 through 1/31/12)	25.74
Class C (1/31/02 through 1/31/12)	27.28
Class I (Inception date of 12/16/08 through 1/31/12)	58.38

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable CDSC with respect to Class B and C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.75%; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase payment and declines by 1.00% per year until no CDSC is incurred. Class C shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception date for Class A, B and C shares is February 5, 1996. Inception date for Class I shares is December 16, 2008.

Legg Mason Lifestyle Series 2012 Annual Report	17

Legg Mason Lifestyle Allocation 85%

Historical performance

Value of $10,000 invested in

Class A, B and C Shares of Legg Mason Lifestyle Allocation 85% vs. Benchmark Indices† — January 2002 - January 2012

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $10,000 invested in Class A, B and C shares of Legg Mason Lifestyle Allocation 85% on January 31, 2002, assuming the deduction of the maximum initial sales charge of 5.75% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through January 31, 2012. The hypothetical illustration also assumes a $10,000 investment in the Barclays Capital U.S. Aggregate Index, Russell 3000 Index, and Lifestyle Allocation 85% Composite Benchmark. The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market. The Lifestyle Allocation 85% Composite Benchmark is a hypothetical representation of the performance of the Fund’s major asset classes. It consists of 45% Russell 1000 Index, 20% Russell 2000 Index, 20% MSCI EAFE Index, 10% Barclays Capital U.S. Aggregate Index and 5% Barclays Capital U.S. High Yield — 2% Issuer Cap Index. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. The MSCI EAFE Index is a free float-adjusted market capitalization index designed to measure developed market equity performance, excluding the U.S. and Canada. The Barclays Capital U.S. High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market. The Indices are unmanaged and are not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other class may be greater or less than the Class A, B and C shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other class.

18	Legg Mason Lifestyle Series 2012 Annual Report

Funds performance (unaudited) (cont’d)

Legg Mason Lifestyle Allocation 70%

Average annual total returns
Without sales charges[1]	Class A	Class B	Class C	Class I
Twelve Months Ended 1/31/12	1.27%	0.40%	0.65%	1.56%
Five Years Ended 1/31/12	1.18	0.43	0.71	N/A
Ten Years Ended 1/31/12	3.46	2.84	2.90	N/A
Inception* through 1/31/12	4.24	3.85	3.61	0.34

With sales charges[2]	Class A	Class B	Class C	Class I
Twelve Months Ended 1/31/12	-4.57%	-4.59%	-0.35%	1.56%
Five Years Ended 1/31/12	-0.01	0.24	0.71	N/A
Ten Years Ended 1/31/12	2.86	2.84	2.90	N/A
Inception* through 1/31/12	3.85	3.85	3.61	0.34

Cumulative total returns
Without sales charges[1]
Class A (1/31/02 through 1/31/12)	40.55%
Class B (1/31/02 through 1/31/12)	32.27
Class C (1/31/02 through 1/31/12)	33.12
Class I (Inception date of 10/02/07 through 1/31/12)	1.49

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the investments of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable CDSC with respect to Class B and C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.75%; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase payment and declines by 1.00% per year until no CDSC is incurred. Class C shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception date for Class A, B and C shares is February 5, 1996. Inception date for Class I shares is October 2, 2007.

Legg Mason Lifestyle Series 2012 Annual Report	19

Legg Mason Lifestyle Allocation 70%

Historical performance

Value of $10,000 invested in

Class A, B and C Shares of Legg Mason Lifestyle Allocation 70% vs. Benchmark Indices† — January 2002 - January 2012

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $10,000 invested in Class A, B and C shares of Legg Mason Lifestyle Allocation 70% on January 31, 2002, assuming the deduction of the maximum initial sales charge of 5.75% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through January 31, 2012. The hypothetical illustration also assumes a $10,000 investment in the Barclays Capital U.S. Aggregate Index, Russell 3000 Index, and Lifestyle Allocation 70% Composite Benchmark. The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market. The Lifestyle Allocation 70% Composite Benchmark is a hypothetical representation of the performance of the Fund’s major asset classes. It consists of 40% Russell 1000 Index, 15% Russell 2000 Index, 15% MSCI EAFE Index, 25% Barclays Capital U.S. Aggregate Index and 5% Barclays Capital U.S. High Yield — 2% Issuer Cap Index. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. The MSCI EAFE Index is a free float-adjusted market capitalization index designed to measure developed market equity performance, excluding the U.S. and Canada. The Barclays Capital U.S. High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market. The Indices are unmanaged and are not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other class may be greater or less than the Class A, B and C shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other class.

20	Legg Mason Lifestyle Series 2012 Annual Report

Funds performance (unaudited) (cont’d)

Legg Mason Lifestyle Allocation 50%

Average annual total returns
Without sales charges[1]	Class A	Class B	Class C
Twelve Months Ended 1/31/12	2.76%	1.82%	2.01%
Five Years Ended 1/31/12	2.99	2.12	2.39
Ten Years Ended 1/31/12	4.38	3.72	3.74

With sales charges[2]	Class A	Class B	Class C
Twelve Months Ended 1/31/12	-3.14%	-3.18%	1.01%
Five Years Ended 1/31/12	1.77	1.95	2.39
Ten Years Ended 1/31/12	3.76	3.72	3.74

Cumulative total returns
Without sales charges[1]
Class A (1/31/02 through 1/31/12)	53.56%
Class B (1/31/02 through 1/31/12)	44.02
Class C (1/31/02 through 1/31/12)	44.41

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including return of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable CDSC with respect to Class B and C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.75%; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase payment and declines by 1.00% per year until no CDSC is incurred. Class C shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

Legg Mason Lifestyle Series 2012 Annual Report	21

Legg Mason Lifestyle Allocation 50%

Historical performance

Value of $10,000 invested in

Class A, B and C Shares of Legg Mason Lifestyle Allocation 50% vs. Benchmark Indices† — January 2002 - January 2012

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $10,000 invested in Class A, B and C shares of Legg Mason Lifestyle Allocation 50% on January 31, 2002, assuming the deduction of the maximum initial sales charge of 5.75% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through January 31, 2012. The hypothetical illustration also assumes a $10,000 investment in the Barclays Capital U.S. Aggregate Index, Russell 1000 Index, and Lifestyle Allocation 50% Composite Benchmark. The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Lifestyle Allocation 50% Composite Benchmark is a hypothetical representation of the performance of the Fund’s major asset classes. It consists of 28% Russell 1000 Index, 12% Russell 2000 Index, 10% MSCI EAFE Index, 43% Barclays Capital U.S. Aggregate Index and 7% Barclays Capital U.S. High Yield — 2% Issuer Cap Index. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. The MSCI EAFE Index is a free float-adjusted market capitalization index designed to measure developed market equity performance, excluding the U.S. and Canada. The Barclays Capital U.S. High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market. The Indices are unmanaged and are not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index.

22	Legg Mason Lifestyle Series 2012 Annual Report

Funds performance (unaudited) (cont’d)

Legg Mason Lifestyle Allocation 30%

Average annual total returns
Without sales charges[1]	Class A	Class B	Class C
Twelve Months Ended 1/31/12	3.63%	2.89%	3.08%
Five Years Ended 1/31/12	4.00	3.40	3.58
Ten Years Ended 1/31/12	4.84	4.39	4.39

With sales charges[2]	Class A	Class B	Class C
Twelve Months Ended 1/31/12	-0.81%	-1.61%	2.08%
Five Years Ended 1/31/12	3.11	3.23	3.58
Ten Years Ended 1/31/12	4.39	4.39	4.39

Cumulative total returns
Without sales charges[1]
Class A (1/31/02 through 1/31/12)	60.47%
Class B (1/31/02 through 1/31/12)	53.66
Class C (1/31/02 through 1/31/12)	53.68

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable CDSC with respect to Class B and C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 4.25%; Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from purchase payment. The CDSC declines by 0.50% the first year after purchase payment and declines thereafter by 1.00% per year until no CDSC is incurred. Class C shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

Legg Mason Lifestyle Series 2012 Annual Report	23

Legg Mason Lifestyle Allocation 30%

Historical performance

Value of $10,000 invested in

Class A, B and C Shares of Legg Mason Lifestyle Allocation 30% vs. Benchmark Indices† — January 2002 - January 2012

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $10,000 invested in Class A, B and C shares of Legg Mason Lifestyle Allocation 30% on January 31, 2002, assuming the deduction of the maximum initial sales charge of 4.25% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through January 31, 2012. The hypothetical illustration also assumes a $10,000 investment in the Barclays Capital U.S. Aggregate Index, Russell 1000 Index, and Lifestyle Allocation 30% Composite Benchmark. The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Lifestyle Allocation 30% Composite Benchmark is a hypothetical representation of the performance of the Fund’s major asset classes. It consists of 17% Russell 1000 Index, 7% Russell 2000 Index, 6% MSCI EAFE Index, 60% Barclays Capital U.S. Aggregate Index and 10% Barclays Capital U.S. High Yield — 2% Issuer Cap Index. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. The MSCI EAFE Index is a free float-adjusted market capitalization index designed to measure developed market equity performance, excluding the U.S. and Canada. The Barclays Capital U.S. High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market. The Indices are unmanaged and are not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index.

24	Legg Mason Lifestyle Series 2012 Annual Report

Schedules of investments

January 31, 2012

Legg Mason Lifestyle Allocation 85%

Description			Shares	Value
Investments in Underlying Funds — 100.0%
Legg Mason Global Asset Management Trust: Legg Mason BW Diversified Large Cap Value Fund, Class IS Shares			4,910,984	$71,307,487
Legg Mason Strategic Real Return Fund, Class IS Shares			3,142,132	43,047,202
Legg Mason Global Trust, Inc. — Legg Mason Batterymarch International Equity Trust, Class IS Shares			5,272,370	62,108,524
Legg Mason Partners Equity Trust: Legg Mason Batterymarch U.S. Large Cap Equity Fund, Class IS Shares			6,483,699	70,672,322
Legg Mason ClearBridge Aggressive Growth Fund, Class IS Shares			568,280	71,512,351	*
Legg Mason ClearBridge Appreciation Fund, Class IS Shares			4,939,676	70,390,379
Legg Mason ClearBridge Mid Cap Core Fund, Class IS Shares			1,378,592	32,589,922	*
Legg Mason ClearBridge Small Cap Growth Fund, Class IS Shares			2,619,863	49,986,990	*
Legg Mason Global Currents International All Cap Opportunity Fund, Class IS Shares			7,855,224	63,234,554
The Royce Fund — Royce Value Fund, Institutional Class Shares			4,144,941	49,117,551
Western Asset Funds, Inc.: Western Asset Core Plus Bond Portfolio, Class IS Shares			1,539,243	17,316,485
Western Asset High Yield Portfolio, Class IS Shares			2,162,734	18,404,865
Western Asset Total Return Unconstrained Portfolio, Class IS Shares			1,739,788	17,815,428
Total Investments in Underlying Funds before Short-Term Investments (Cost — $571,671,510)				637,504,060

Security	Rate	Maturity Date	Face Amount
Short-Term Investments — 0.2%
Repurchase Agreements — 0.2%
Interest in $300,000,000 joint tri-party repurchase agreement dated 1/31/12 with RBS Securities Inc.; Proceeds at maturity — $1,327,006; (Fully collateralized by various U.S. government agency obligations, 0.650% to 8.280% due 2/9/12 to 1/10/25; Market value — $1,353,548) (Cost — $1,327,000)	0.160%	2/1/12	$1,327,000	1,327,000
Total Investments — 100.2% (Cost — $572,998,510#)				638,831,060
Liabilities in Excess of Other Assets — (0.2)%				(979,078)
Total Net Assets — 100.0%				$637,851,982

*	Non-income producing security.

#	Aggregate cost for federal income tax purposes is $626,528,353.

See Notes to Financial Statements.

Legg Mason Lifestyle Series 2012 Annual Report	25

Legg Mason Lifestyle Allocation 70%

Description			Shares	Value
Investments in Underlying Funds — 99.9%
Legg Mason Global Asset Management Trust: Legg Mason BW Diversified Large Cap Value Fund, Class IS Shares			3,150,388	$45,743,639
Legg Mason Strategic Real Return Fund, Class IS Shares			2,181,739	29,889,826
Legg Mason Global Trust, Inc. — Legg Mason Batterymarch International Equity Trust, Class IS Shares			2,675,949	31,522,677
Legg Mason Partners Equity Trust: Legg Mason Batterymarch U.S. Large Cap Equity Fund, Class IS Shares			4,150,200	45,237,185
Legg Mason ClearBridge Aggressive Growth Fund, Class IS Shares			366,540	46,125,367	*
Legg Mason ClearBridge Appreciation Fund, Class IS Shares			3,171,181	45,189,330
Legg Mason ClearBridge Mid Cap Core Fund, Class IS Shares			975,884	23,069,901	*
Legg Mason ClearBridge Small Cap Growth Fund, Class IS Shares			1,275,212	24,331,039	*
Legg Mason Global Currents International All Cap Opportunity Fund, Class IS Shares			3,924,970	31,596,008
The Royce Fund — Royce Value Fund, Institutional Class Shares			1,968,915	23,331,638
Western Asset Funds, Inc.: Western Asset Core Plus Bond Portfolio, Class IS Shares			3,700,198	41,627,227
Western Asset High Yield Portfolio, Class IS Shares			2,053,133	17,472,163
Western Asset Total Return Unconstrained Portfolio, Class IS Shares			4,114,528	42,132,763
Total Investments in Underlying Funds before Short-Term Investments (Cost — $395,556,999)				447,268,763

Security	Rate	Maturity Date	Face Amount
Short-Term Investments — 0.2%
Repurchase Agreements — 0.2%
Interest in $289,360,000 joint tri-party repurchase agreement dated 1/31/12 with Deutche Bank Securities Inc.; Proceeds at maturity — $541,003; (Fully collateralized by various U.S. government agency obligations, 0.000% to 2.500% due 2/22/12 to 8/25/16; Market value — $551,822)	0.220%	2/1/12	$541,000	541,000
Interest in $300,000,000 joint tri-party repurchase agreement dated 1/31/12 with RBS Securities Inc.; Proceeds at maturity — $541,002; (Fully collateralized by various U.S. government agency obligations, 0.650% to 8.280% due 2/9/12 to 1/10/25; Market value — $551,823)	0.160%	2/1/12	541,000	541,000
Total Short-Term Investments (Cost — $1,082,000)				1,082,000
Total Investments — 100.1% (Cost — $396,638,999#)				448,350,763
Liabilities in Excess of Other Assets — (0.1)%				(632,811)
Total Net Assets — 100.0%				$447,717,952

*	Non-income producing security.

#	Aggregate cost for federal income tax purposes is $428,973,843.

See Notes to Financial Statements.

26	Legg Mason Lifestyle Series 2012 Annual Report

Schedules of investments (cont’d)

January 31, 2012

Legg Mason Lifestyle Allocation 50%

Description			Shares	Value
Investments in Underlying Funds — 99.9%
Legg Mason Global Asset Management Trust: Legg Mason BW Diversified Large Cap Value Fund, Class IS Shares			1,411,402	$20,493,557
Legg Mason Strategic Real Return Fund, Class IS Shares			1,426,305	19,540,380
Legg Mason Global Trust, Inc. — Legg Mason Batterymarch International Equity Trust, Class IS Shares			1,202,694	14,167,737
Legg Mason Partners Equity Trust: Legg Mason Batterymarch U.S. Large Cap Equity Fund, Class IS Shares			1,838,339	20,037,898
Legg Mason ClearBridge Aggressive Growth Fund, Class IS Shares			164,253	20,669,647	*
Legg Mason ClearBridge Appreciation Fund, Class IS Shares			1,414,108	20,151,035
Legg Mason ClearBridge Mid Cap Core Fund, Class IS Shares			547,557	12,944,255	*
Legg Mason ClearBridge Small Cap Growth Fund, Class IS Shares			615,110	11,736,294	*
Legg Mason Global Currents International All Cap Opportunity Fund, Class IS Shares			1,431,792	11,525,924
The Royce Fund — Royce Value Fund, Institutional Class Shares			979,749	11,610,031
Western Asset Funds, Inc.: Western Asset Core Plus Bond Portfolio, Class IS Shares			5,976,910	67,240,238
Western Asset High Yield Portfolio, Class IS Shares			1,966,085	16,731,382
Western Asset Total Return Unconstrained Portfolio, Class IS Shares			3,420,086	35,021,680
Total Investments in Underlying Funds before Short-Term Investments (Cost — $247,685,459)				281,870,058

Security	Rate	Maturity Date	Face Amount
Short-Term Investments — 0.2%
Repurchase Agreements — 0.2%
Interest in $289,360,000 joint tri-party repurchase agreement dated 1/31/12 with Deutsche Bank Securities Inc.; Proceeds at maturity — $632,004; (Fully collateralized by various U.S. government agency obligations, 0.000% to 2.500% due 2/22/12 to 8/25/16; Market value — $644,642) (Cost—$632,000)	0.220%	2/1/12	$632,000	632,000
Total Investments — 100.1% (Cost — $248,317,459#)				282,502,058
Liabilities in Excess of Other Assets — (0.1)%				(372,312)
Total Net Assets — 100.0%				$282,129,746

*	Non-income producing security.

#	Aggregate cost for federal income tax purposes is $271,093,296.

See Notes to Financial Statements.

Legg Mason Lifestyle Series 2012 Annual Report	27

Legg Mason Lifestyle Allocation 30%

Description			Shares	Value
Investments in Underlying Funds — 100.0%
Legg Mason Global Asset Management Trust: Legg Mason BW Diversified Large Cap Value Fund, Class IS Shares			416,156	$6,042,589
Legg Mason Strategic Real Return Fund, Class IS Shares			756,290	10,361,176
Legg Mason Global Trust, Inc. — Legg Mason Batterymarch International Equity Trust, Class IS Shares			641,962	7,562,313
Legg Mason Partners Equity Trust: Legg Mason Batterymarch U.S. Large Cap Equity Fund, Class IS Shares			546,291	5,954,567
Legg Mason ClearBridge Aggressive Growth Fund, Class IS Shares			48,852	6,147,592	*
Legg Mason ClearBridge Appreciation Fund, Class IS Shares			430,656	6,136,850
Legg Mason ClearBridge Mid Cap Core Fund, Class IS Shares			256,615	6,066,370	*
The Royce Fund — Royce Value Fund, Institutional Class Shares			513,408	6,083,883
Western Asset Funds, Inc.: Western Asset Core Plus Bond Portfolio, Class IS Shares			5,071,710	57,056,735
Western Asset High Yield Portfolio, Class IS Shares			1,554,016	13,224,677
Western Asset Total Return Unconstrained Portfolio, Class IS Shares			2,070,786	21,204,852
Total Investments in Underlying Funds before Short-Term Investments (Cost — $128,926,439)				145,841,604

Security	Rate	Maturity Date	Face Amount
Short-Term Investments — 0.2%
Repurchase Agreements — 0.2%
Interest in $289,360,000 joint tri-party repurchase agreement dated 1/31/12 with Deutsche Bank Securities Inc.; Proceeds at maturity — $294,002; (Fully collateralized by various U.S. government agency obligations, 0.000% to 2.500% due 2/22/12 to 8/25/16; Market value — $299,881) (Cost — $294,000)	0.220%	2/1/12	$294,000	294,000
Total Investments — 100.2% (Cost — $129,220,439#)				146,135,604
Liabilities in Excess of Other Assets — (0.2)%				(233,637)
Total Net Assets — 100.0%				$145,901,967

*	Non-income producing security.

#	Aggregate cost for federal income tax purposes is $139,409,567.

See Notes to Financial Statements.

28	Legg Mason Lifestyle Series 2012 Annual Report

Statements of assets and liabilities

January 31, 2012

	Legg Mason Lifestyle Allocation 85%	Legg Mason Lifestyle Allocation 70%

Assets:
Investments, at cost	$572,998,510	$396,638,999
Investments, at value	638,831,060	448,350,763
Cash	30	484
Receivable for Fund shares sold	568,231	373,707
Receivable for Underlying Funds sold	75,840	71,786
Interest receivable	6	6
Prepaid expenses	38,195	31,963
Total Assets	639,513,362	448,828,709

Liabilities:
Payable for Fund shares repurchased	580,220	522,805
Service and/or distribution fees payable	198,416	138,050
Payable due to manager	6,518	—
Trustees’ fees payable	1,060	286
Payable for Underlying Funds purchased	—	—
Accrued expenses	875,166	449,616
Total Liabilities	1,661,380	1,110,757
Total Net Assets	$637,851,982	$447,717,952

Net Assets:
Par value (Note 7)	$493	$347
Paid-in capital in excess of par value	646,724,121	474,096,283
Undistributed net investment income	250,254	644,705
Accumulated net realized loss on Underlying Funds and foreign currency transactions	(74,955,436)	(78,735,147)
Net unrealized appreciation on Underlying Funds	65,832,550	51,711,764
Total Net Assets	$637,851,982	$447,717,952

Shares Outstanding:
Class A	40,985,774	29,287,926
Class B	7,016,953	4,095,549
Class C	1,250,973	1,273,477
Class I	27,211	39,237

Net Asset Value:
Class A (and redemption price)	$13.06	$12.87
Class B*	$12.36	$13.08
Class C*	$12.50	$13.08
Class I (and redemption price)	$13.03	$12.80
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75% and 5.75%, respectively)	$13.86	$13.66

*	Redemption price per share is NAV of Class B and C shares reduced by a 5.00% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

Legg Mason Lifestyle Series 2012 Annual Report	29

	Legg Mason Lifestyle Allocation 50%	Legg Mason Lifestyle Allocation 30%

Assets:
Investments, at cost	$248,317,459	$129,220,439
Investments, at value	282,502,058	146,135,604
Cash	908	293
Receivable for Fund shares sold	368,452	146,888
Receivable for Underlying Funds sold	79,465	97
Interest receivable	4	2
Prepaid expenses	27,368	26,293
Total Assets	282,978,255	146,309,177

Liabilities:
Payable for Fund shares repurchased	505,763	199,952
Service and/or distribution fees payable	87,326	38,827
Payable due to manager	77	5,677
Trustees’ fees payable	319	202
Payable for Underlying Funds purchased	—	18,239
Accrued expenses	255,024	144,313
Total Liabilities	848,509	407,210
Total Net Assets	$282,129,746	$145,901,967

Net Assets:
Par value (Note 7)	$233	$124
Paid-in capital in excess of par value	290,194,332	152,656,983
Undistributed net investment income	355,916	166,635
Accumulated net realized loss on Underlying Funds and foreign currency transactions	(42,605,334)	(23,836,940)
Net unrealized appreciation on Underlying Funds	34,184,599	16,915,165
Total Net Assets	$282,129,746	$145,901,967

Shares Outstanding:
Class A	19,754,424	10,748,822
Class B	2,525,768	1,222,789
Class C	1,015,314	444,542

Net Asset Value:
Class A (and redemption price)	$12.06	$11.72
Class B*	$12.40	$11.93
Class C*	$12.43	$11.92
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75% and 4.25%, respectively)	$12.80	$12.24

*	Redemption price per share is NAV of Class B and C shares reduced by a 5.00% (4.50% for the Allocation 30% Fund) and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

30	Legg Mason Lifestyle Series 2012 Annual Report

Statements of operations

For the Year Ended January 31, 2012

	Legg Mason Lifestyle Allocation 85%	Legg Mason Lifestyle Allocation 70%

Investment Income:
Income distributions from Underlying Funds	$10,188,256	$8,556,538
Short-term capital gain distributions from Underlying Funds	842,299	535,204
Interest	1,256	887
Total Investment Income	11,031,811	9,092,629

Expenses:
Transfer agent fees (Note 5)	2,538,046	1,265,771
Service and/or distribution fees (Notes 2 and 5)	2,393,595	1,722,775
Shareholder reports	108,508	76,766
Registration fees	63,527	65,059
Trustees’ fees	50,964	37,797
Legal fees	34,824	25,470
Fund accounting fees	27,867	27,762
Audit and tax	25,574	29,001
Insurance	13,608	10,470
Custody fees	478	583
Miscellaneous expenses	3,671	3,605
Total Expenses	5,260,662	3,265,059
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(63,863)	—
Net Expenses	5,196,799	3,265,059
Net Investment Income	5,835,012	5,827,570

Realized and Unrealized Gain (Loss) on Investments, Underlying Funds, Capital Gain Distribution from Underlying Funds and Foreign Currency Transactions (Notes 1 and 3):
Net Realized Gain (Loss) From:
Investment transactions (Note 9)	294,776	201,898
Sale of Underlying Funds	858,479	(12,583,605)
Capital gain distributions from Underlying Funds	4,479,273	2,369,152
Foreign currency transactions (Note 9 )	139	95
Net Realized Gain (Loss)	5,632,667	(10,012,460)
Change in Net Unrealized Appreciation (Depreciation) from Underlying Funds	(18,283,730)	8,689,316
Net Loss on Investments, Underlying Funds, Capital Gain Distribution from Underlying Funds and Foreign Currency Transactions	(12,651,063)	(1,323,144)
Increase (Decrease) in Net Assets from Operations	$(6,816,051)	$4,504,426

See Notes to Financial Statements.

Legg Mason Lifestyle Series 2012 Annual Report	31

	Legg Mason Lifestyle Allocation 50%	Legg Mason Lifestyle Allocation 30%

Investment Income:
Income distributions from Underlying Funds	$7,000,706	$4,517,204
Short-term capital gain distributions from Underlying Funds	240,942	71,088
Interest	580	211
Total Investment Income	7,242,228	4,588,503

Expenses:
Transfer agent fees (Note 5)	637,786	302,982
Service and/or distribution fees (Notes 2 and 5)	1,088,700	471,617
Shareholder reports	51,826	26,221
Registration fees	56,429	61,455
Trustees’ fees	23,764	11,712
Legal fees	26,383	24,913
Fund accounting fees	27,199	14,666
Audit and tax	27,900	39,300
Insurance	5,913	3,778
Custody fees	511	20
Miscellaneous expenses	2,007	2,038
Total Expenses	1,948,418	958,702
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	—	(1,465)
Net Expenses	1,948,418	957,237
Net Investment Income	5,293,810	3,631,266

Realized and Unrealized Gain (Loss) on Investments, Underlying Funds, Capital Gain Distribution from Underlying Funds and Foreign Currency Transactions (Notes 1 and 3):
Net Realized Gain From:
Investment transactions (Note 9)	106,846	—
Sale of Underlying Funds	4,549,801	2,213,500
Capital gain distributions from Underlying Funds	1,139,596	497,996
Foreign currency transactions (Note 9)	50	—
Net Realized Gain	5,796,293	2,711,496
Change in Net Unrealized Appreciation (Depreciation) from Underlying Funds	(4,225,290)	(1,262,765)
Net Gain on Investments, Underlying Funds, Capital Gain Distribution from Underlying Funds and Foreign Currency Transactions	1,571,003	1,448,731
Increase in Net Assets from Operations	$6,864,813	$5,079,997

See Notes to Financial Statements.

32	Legg Mason Lifestyle Series 2012 Annual Report

Statements of changes in net assets

Legg Mason Lifestyle Allocation 85%

For the Years Ended January 31,	2012	2011

Operations:
Net investment income	$5,835,012	$4,766,529
Net realized gain (loss)	5,632,667	(17,939,300)
Change in net unrealized appreciation (depreciation)	(18,283,730)	118,062,447
Proceeds from settlement of a regulatory matter	—	391,351	†
Increase (Decrease) in Net Assets From Operations	(6,816,051)	105,281,027

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(5,500,033)	(5,324,670)
Decrease in Net Assets From Distributions to Shareholders	(5,500,033)	(5,324,670)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	65,906,249	64,953,997
Reinvestment of distributions	5,484,184	5,311,432
Cost of shares repurchased	(116,330,564)	(93,151,721)
Net assets of shares issued in connection with merger (Note 8)	96,063,151	—
Increase (Decrease) in Net Assets From Fund Share Transactions	51,123,020	(22,886,292)
Increase in Net Assets	38,806,936	77,070,065

Net Assets:
Beginning of year	599,045,046	521,974,981
End of year*	$637,851,982	$599,045,046
* Includes undistributed (overdistributed) net investment income, respectively, of:	$250,254	$(76,100)

†	The Fund received $95,252, $226,269 and $69,830 for Class A, B and C shares, respectively, related to this distribution.

See Notes to Financial Statements.

Legg Mason Lifestyle Series 2012 Annual Report	33

Legg Mason Lifestyle Allocation 70%

For the Years Ended January 31,	2012	2011

Operations:
Net investment income	$5,827,570	$6,457,093
Net realized loss	(10,012,460)	(15,426,317)
Change in net unrealized appreciation (depreciation)	8,689,316	86,921,066
Proceeds from settlement of a regulatory matter	—	426,958	†
Increase in Net Assets From Operations	4,504,426	78,378,800

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(5,850,055)	(7,199,994)
Decrease in Net Assets From Distributions to Shareholders	(5,850,055)	(7,199,994)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	50,846,992	51,813,021
Reinvestment of distributions	5,828,223	7,181,353
Cost of shares repurchased	(88,577,468)	(85,050,426)
Decrease in Net Assets From Fund Share Transactions	(31,902,253)	(26,056,052)
Increase (Decrease) in Net Assets	(33,247,882)	45,122,754

Net Assets:
Beginning of year	480,965,834	435,843,080
End of year*	$447,717,952	$480,965,834
* Includes undistributed net investment income of:	$644,705	$667,095

†	The Fund received $85,634, $266,096 and $75,228 for Class A, B and C shares, respectively, related to this distribution.

See Notes to Financial Statements.

34	Legg Mason Lifestyle Series 2012 Annual Report

Statements of changes in net assets (cont’d)

Legg Mason Lifestyle Allocation 50%

For the Years Ended January 31,	2012	2011

Operations:
Net investment income	$5,293,810	$6,691,184
Net realized gain (loss)	5,796,293	(6,979,506)
Change in net unrealized appreciation (depreciation)	(4,225,290)	44,206,707
Proceeds from settlement of a regulatory matter	—	170,519	†
Increase in Net Assets From Operations	6,864,813	44,088,904

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(5,170,019)	(7,537,042)
Decrease in Net Assets From Distributions to Shareholders	(5,170,019)	(7,537,042)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	43,379,774	50,593,990
Reinvestment of distributions	5,137,670	7,497,114
Cost of shares repurchased	(72,009,809)	(68,375,472)
Decrease in Net Assets From Fund Share Transactions	(23,492,365)	(10,284,368)
Increase (Decrease) in Net Assets	(21,797,571)	26,267,494

Net Assets:
Beginning of year	303,927,317	277,659,823
End of year*	$282,129,746	$303,927,317
* Includes undistributed net investment income of:	$355,916	$232,488

†	The Fund received $29,621, $85,925 and $54,973 for Class A, B and C shares, respectively, related to this distribution.

See Notes to Financial Statements.

Legg Mason Lifestyle Series 2012 Annual Report	35

Legg Mason Lifestyle Allocation 30%

For the Years Ended January 31,	2012	2011

Operations:
Net investment income	$3,631,266	$4,151,936
Net realized gain (loss)	2,711,496	(1,935,988)
Change in net unrealized appreciation (depreciation)	(1,262,765)	12,800,173
Proceeds from settlement of a regulatory matter	—	34,627	†
Increase in Net Assets From Operations	5,079,997	15,050,748

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(3,670,008)	(4,154,376)
Decrease in Net Assets From Distributions to Shareholders	(3,670,008)	(4,154,376)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	28,735,071	28,942,851
Reinvestment of distributions	3,650,421	4,137,298
Cost of shares repurchased	(37,606,451)	(32,206,033)
Net assets of shares issued in connection with merger (Note 8)	—	40,606,137
Increase (Decrease) in Net Assets From Fund Share Transactions	(5,220,959)	41,480,253
Increase (Decrease) in Net Assets	(3,810,970)	52,376,625

Net Assets:
Beginning of year	149,712,937	97,336,312
End of year*	$145,901,967	$149,712,937
* Includes undistributed net investment income of:	$166,635	$205,377

†	The Fund received $5,671, $15,834 and $13,122 for Class A, B and C shares, respectively, related to this distribution.

See Notes to Financial Statements.

36	Legg Mason Lifestyle Series 2012 Annual Report

Financial highlights

Legg Mason Lifestyle Allocation 85%

For a share of each class of beneficial interest outstanding throughout each year ended January 31:
Class A Shares[1]	2012	2011	2010	2009	2008[2]

Net asset value, beginning of year	$13.20	$11.02	$8.26	$15.00	$16.52

Income (loss) from operations:
Net investment income[3]	0.14	0.12	0.17	0.20	0.23
Net realized and unrealized gain (loss)	(0.15)	2.19	2.77	(5.57)	(0.89)
Total income (loss) from operations	(0.01)	2.31	2.94	(5.37)	(0.66)

Less distributions from:
Net investment income	(0.13)	(0.13)	(0.18)	(0.18)	(0.20)
Net realized gains	—	—	—	(1.19)	(0.66)
Total distributions	(0.13)	(0.13)	(0.18)	(1.37)	(0.86)

Net asset value, end of year	$13.06	$13.20	$11.02	$8.26	$15.00
Total return[4]	(0.04)%	20.97%[5]	35.53%	(37.58)%	(4.41)%

Net assets, end of year (000s)	$535,123	$495,922	$424,907	$317,256	$492,744

Ratios to average net assets:
Gross expenses[6]	0.68%	0.73%	0.79%	0.79%	0.85%[7]
Net expenses[6,8,9]	0.68	0.73	0.77 [10]	0.73 [10]	0.78 [7,10]
Net investment income[3]	1.07	1.02	1.66	1.64	1.37

Portfolio turnover rate	36%	14%	15%	41%	15%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For a share of capital stock outstanding prior to April 16, 2007.

[3]	Net investment income per share and net investment income ratio to average net assets include short-term capital gain distributions from Underlying Funds.

[4]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[5]	The total return reflects a payment received due to the settlement of investment litigations. Absent this payment, the total return would have been 20.79%.

[6]	Does not include expenses of the Underlying Funds in which the Fund invests.

[7]	The gross and net expenses include interest expense. Excluding interest expense both ratios would not have changed.

[8]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 0.80%. This expense limitation arrangement cannot be terminated prior to December 31, 2013 without the Board of Trustees’ consent.

[9]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[10]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason Lifestyle Series 2012 Annual Report	37

For a share of each class of beneficial interest outstanding throughout each year ended January 31:
Class B Shares[1]	2012	2011	2010	2009	2008[2]

Net asset value, beginning of year	$12.50	$10.44	$7.83	$14.32	$15.80

Income (loss) from operations:
Net investment income[3]	0.02	0.02	0.08	0.09	0.09
Net realized and unrealized gain (loss)	(0.13)	2.07	2.62	(5.28)	(0.82)
Proceeds from settlement of a regulatory matter	—	0.03	—	—	—
Total income (loss) from operations	(0.11)	2.12	2.70	(5.19)	(0.73)

Less distributions from:
Net investment income	(0.03)	(0.06)	(0.09)	(0.11)	(0.09)
Net realized gains	—	—	—	(1.19)	(0.66)
Total distributions	(0.03)	(0.06)	(0.09)	(1.30)	(0.75)

Net asset value, end of year	$12.36	$12.50	$10.44	$7.83	$14.32
Total return[4]	(0.88)%	20.29%[5]	34.45%	(38.07)%	(5.06)%

Net assets, end of year (000s)	$86,735	$88,768	$84,327	$70,232	$127,665

Ratios to average net assets:
Gross expenses[6]	1.59%	1.59%	1.62%	1.63%	1.67%[7]
Net expenses[6,8,9,10]	1.52	1.55	1.51	1.52	1.51 [7]
Net investment income[3]	0.17	0.16	0.87	0.79	0.55

Portfolio turnover rate	36%	14%	15%	41%	15%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For a share of capital stock outstanding prior to April 16, 2007.

[3]	Net investment income per share and net investment income ratio to average net assets include short-term capital gain distributions from Underlying Funds.

[4]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[5]

The total return reflects payments received due to the settlement of a regulatory matter and investment litigations. Absent these payments, the total return would have been 19.81%. Class B received $226,269 related to the regulatory matter.

[6]	Does not include expenses of the Underlying Funds in which the Fund invests.

[7]	The gross and net expenses include interest expense. Excluding interest expense both ratios would not have changed.

[8]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class B shares did not exceed 1.55%. This expense limitation arrangement cannot be terminated prior to December 31, 2013 without the Board of Trustees’ consent.

[9]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[10]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

38	Legg Mason Lifestyle Series 2012 Annual Report

Financial highlights (cont’d)

Legg Mason Lifestyle Allocation 85%

For a share of each class of beneficial interest outstanding throughout each year ended January 31:
Class C Shares[1]	2012	2011	2010	2009	2008[2]

Net asset value, beginning of year	$12.64	$10.55	$7.92	$14.46	$15.94

Income (loss) from operations:
Net investment income[3]	0.06	0.05	0.11	0.13	0.12
Net realized and unrealized gain (loss)	(0.14)	2.10	2.65	(5.34)	(0.82)
Proceeds from settlement of a regulatory matter	—	0.06	—	—	—
Total income (loss) from operations	(0.08)	2.21	2.76	(5.21)	(0.70)

Less distributions from:
Net investment income	(0.06)	(0.12)	(0.13)	(0.14)	(0.12)
Net realized gains	—	—	—	(1.19)	(0.66)
Total distributions	(0.06)	(0.12)	(0.13)	(1.33)	(0.78)

Net asset value, end of year	$12.50	$12.64	$10.55	$7.92	$14.46
Total return[4]	(0.61)%	20.96%[5]	34.84%	(37.85)%	(4.82)%

Net assets, end of year (000s)	$15,640	$14,142	$12,733	$11,147	$23,879

Ratios to average net assets:
Gross expenses[6]	1.25%	1.27%	1.18%	1.15%	1.29%[7]
Net expenses[6,8,9]	1.25	1.27	1.18	1.15	1.29 [7]
Net investment income[3]	0.49	0.45	1.18	1.08	0.75

Portfolio turnover rate	36%	14%	15%	41%	15%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For a share of capital stock outstanding prior to April 16, 2007.

[3]	Net investment income per share and net investment income ratio to average net assets include short-term capital gain distributions from Underlying Funds.

[4]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[5]

The total return reflects payments received due to the settlement of a regulatory matter and investment litigations. Absent these payments, the total return would have been 20.20%. Class C received $69,830 related to the regulatory matter.

[6]	Does not include expenses of the Underlying Funds in which the Fund invests.

[7]	The gross and net expense ratios include interest expense. Excluding interest expense both ratios would not have changed.

[8]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.55%. This expense limitation arrangement cannot be terminated prior to December 31, 2013 without the Board of Trustees’ consent.

[9]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

Legg Mason Lifestyle Series 2012 Annual Report	39

For a share of each class of beneficial interest outstanding throughout each year ended January 31:
Class I Shares[1]	2012	2011	2010	2009[2]

Net asset value, beginning of year	$13.16	$10.99	$8.26	$8.82

Income (loss) from operations:
Net investment income[3]	0.15	0.22	0.28	0.09
Net realized and unrealized gain (loss)	(0.12)	2.14	2.69	(0.47)
Total income (loss) from operations	0.03	2.36	2.97	(0.38)

Less distributions from:
Net investment income	(0.16)	(0.19)	(0.24)	(0.18)
Total distributions	(0.16)	(0.19)	(0.24)	(0.18)

Net asset value, end of year	$13.03	$13.16	$10.99	$8.26
Total return[4]	0.30%	21.51%[5]	35.87%	(4.37)%

Net assets, end of year (000s)	$354	$213	$8	$1

Ratios to average net assets:
Gross expenses[6]	0.38%	0.32%	0.80%	5.84%[7]
Net expenses[6,8,9]	0.38	0.27 [10]	0.25 [10]	0.53 [7,10]
Net investment income[3]	1.16	1.82	2.69	8.99 [7]

Portfolio turnover rate	36%	14%	15%	41%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period December 16, 2008 (inception date) to January 31, 2009.

[3]	Net investment income per share and net investment income ratio to average net assets include short-term capital gain distributions from Underlying Funds.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	The total return reflects a payment received due to the settlement of investment litigations. Absent this payment, the total return would have been 21.33%.

[6]	Does not include expenses of the Underlying Funds in which the Fund invests.

[7]	Annualized.

[8]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.55%. This expense limitation arrangement cannot be terminated prior to December 31, 2013 without the Board of Trustees’ consent.

[9]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[10]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

40	Legg Mason Lifestyle Series 2012 Annual Report

Financial highlights (cont’d)

Legg Mason Lifestyle Allocation 70%

For a share of each class of beneficial interest outstanding throughout each year ended January 31:
Class A Shares[1]	2012	2011	2010	2009	2008[2]

Net asset value, beginning of year	$12.90	$11.02	$8.35	$12.96	$13.52

Income (loss) from operations:
Net investment income[3]	0.18	0.19	0.26	0.27	0.32
Net realized and unrealized gain (loss)	(0.02)	1.90	2.67	(4.59)	(0.59)
Total income (loss) from operations	0.16	2.09	2.93	(4.32)	(0.27)

Less distributions from:
Net investment income	(0.19)	(0.21)	(0.26)	(0.29)	(0.29)
Total distributions	(0.19)	(0.21)	(0.26)	(0.29)	(0.29)

Net asset value, end of year	$12.87	$12.90	$11.02	$8.35	$12.96
Total return[4]	1.27%	19.00%[5]	35.13%	(33.50)%	(2.10)%

Net assets, end of year (000s)	$376,974	$393,408	$350,121	$270,592	$413,780

Ratios to average net assets:
Gross expenses[6]	0.57%	0.63%	0.70%	0.64%	0.76%[7]
Net expenses[6,8,9]	0.57	0.63	0.70	0.64 [10]	0.75 [7,10]
Net investment income[3]	1.43	1.59	2.61	2.43	2.33

Portfolio turnover rate	32%	17%	17%	31%	16%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For a share of capital stock outstanding prior to April 16, 2007.

[3]	Net investment income per share and net investment income ratio to average net assets include short-term capital gain distributions from Underlying Funds.

[4]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[5]	The total return reflects a payment received due to the settlement of investment litigations. Absent this payment, the total return would have been 18.82%.

[6]	Does not include expenses of the Underlying Funds in which the Fund invests.

[7]	The gross and net expenses ratios include interest expense. Excluding interest expense both ratios would not have changed.

[8]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 0.80%. This expense limitation arrangement cannot be terminated prior to December 31, 2013 without the Board of Trustees’ consent.

[9]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[10]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason Lifestyle Series 2012 Annual Report	41

For a share of each class of beneficial interest outstanding throughout each year ended January 31:
Class B Shares[1]	2012	2011	2010	2009	2008[2]

Net asset value, beginning of year	$13.10	$11.19	$8.46	$13.12	$13.67

Income (loss) from operations:
Net investment income[3]	0.06	0.08	0.18	0.18	0.20
Net realized and unrealized gain (loss)	(0.01)	1.91	2.71	(4.63)	(0.57)
Proceeds from settlement of a regulatory matter	—	0.05	—	—	—
Total income (loss) from operations	0.05	2.04	2.89	(4.45)	(0.37)

Less distributions from:
Net investment income	(0.07)	(0.13)	(0.16)	(0.21)	(0.18)
Total distributions	(0.07)	(0.13)	(0.16)	(0.21)	(0.18)

Net asset value, end of year	$13.08	$13.10	$11.19	$8.46	$13.12
Total return[4]	0.40%	18.29%[5]	34.17%	(34.06)%	(2.78)%

Net assets, end of year (000s)	$53,585	$69,294	$68,651	$59,592	$107,908

Ratios to average net assets:
Gross expenses[6]	1.46%	1.49%	1.58%	1.47%	1.57%[7]
Net expenses[6,8,9]	1.46	1.48 [10]	1.52 [10]	1.46 [10]	1.51 [7,10]
Net investment income[3]	0.47	0.71	1.75	1.54	1.46

Portfolio turnover rate	32%	17%	17%	31%	16%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For a share of capital stock outstanding prior to April 16, 2007.

[3]	Net investment income per share and net investment income ratio to average net assets include short-term capital gain distributions from Underlying Funds.

[4]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[5]

The total return reflects payments received due to the settlement of a regulatory matter and investment litigations. Absent these payments, the total return would have been 17.66%. Class B received $266,096 related to the regulatory matter.

[6]	Does not include expenses of the Underlying Funds in which the Fund invests.

[7]	The gross and net expenses ratios include interest expense. Excluding interest expense both ratios would not have changed.

[8]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class B shares did not exceed 1.55%. This expense limitation arrangement cannot be terminated prior to December 31, 2013 without the Board of Trustees’ consent.

[9]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[10]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

42	Legg Mason Lifestyle Series 2012 Annual Report

Financial highlights (cont’d)

Legg Mason Lifestyle Allocation 70%

For a share of each class of beneficial interest outstanding throughout each year ended January 31:
Class C Shares[1]	2012	2011	2010	2009	2008[2]

Net asset value, beginning of year	$13.10	$11.19	$8.47	$13.12	$13.69

Income (loss) from operations:
Net investment income[3]	0.10	0.12	0.21	0.22	0.24
Net realized and unrealized gain (loss)	(0.02)	1.91	2.72	(4.63)	(0.60)
Proceeds from settlement of a regulatory matter	—	0.05	—	—	—
Total income (loss) from operations	0.08	2.08	2.93	(4.41)	(0.36)

Less distributions from:
Net investment income	(0.10)	(0.17)	(0.21)	(0.24)	(0.21)
Total distributions	(0.10)	(0.17)	(0.21)	(0.24)	(0.21)

Net asset value, end of year	$13.08	$13.10	$11.19	$8.47	$13.12
Total return[4]	0.65%	18.67%[5]	34.55%	(33.76)%	(2.68)%

Net assets, end of year (000s)	$16,657	$18,060	$17,028	$15,232	$28,324

Ratios to average net assets:
Gross expenses[6]	1.25%	1.24%	1.17%	1.11%	1.30%[7]
Net expenses[6,8,9]	1.25	1.24	1.17	1.11	1.30 [7]
Net investment income[3]	0.76	0.97	2.08	1.88	1.74

Portfolio turnover rate	32%	17%	17%	31%	16%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For a share of capital stock outstanding prior to April 16, 2007.

[3]	Net investment income per share and net investment income ratio to average net assets include short-term capital gain distributions from Underlying Funds.

[4]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[5]

The total return reflects payments received due to the settlement of a regulatory matter and investment litigations. Absent these payments, the total return would have been 18.03%. Class C received $75,228 related to the regulatory matter.

[6]	Does not include expenses of the Underlying Funds in which the Fund invests.

[7]	The gross and net expenses ratios include interest expense. Excluding interest expense both ratios would not have changed.

[8]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.55%. This expense limitation arrangement cannot be terminated prior to December 31, 2013 without the Board of Trustees’ consent.

[9]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

Legg Mason Lifestyle Series 2012 Annual Report	43

For a share of each class of beneficial interest outstanding throughout each year ended January 31:
Class I Shares[1]	2012	2011	2010	2009	2008[2]

Net asset value, beginning of year	$12.85	$11.00	$8.33	$12.94	$14.26

Income (loss) from operations:
Net investment income[3]	0.23	0.26	0.29	0.29	0.23
Net realized and unrealized gain (loss)	(0.04)	1.84	2.67	(4.60)	(1.22)
Total income (loss) from operations	0.19	2.10	2.96	(4.31)	(0.99)

Less distributions from:
Net investment income	(0.24)	(0.25)	(0.29)	(0.30)	(0.33)
Total distributions	(0.24)	(0.25)	(0.29)	(0.30)	(0.33)

Net asset value, end of year	$12.80	$12.85	$11.00	$8.33	$12.94
Total return[4]	1.56%	19.19%[5]	35.58%	(33.47)%	(7.05)%

Net assets, end of year (000s)	$502	$204	$43	$25	$28

Ratios to average net assets:
Gross expenses[6]	0.34%	0.31%	0.48%	0.93%	0.66%[7,8]
Net expenses[6,9,10]	0.34	0.31 [11]	0.44 [11]	0.55 [11]	0.46 [7,8,11]
Net investment income[3]	1.84	2.18	2.92	2.63	5.15 [7]

Portfolio turnover rate	32%	17%	17%	31%	16%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period October 2, 2007 (inception date) to January 31, 2008.

[3]	Net investment income per share and net investment income ratio to average net assets include short-term capital gain distributions from Underlying Funds.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	The total return reflects a payment received due to the settlement of investment litigations. Absent this payment, the total return would have been 19.01%.

[6]	Does not include expenses of the Underlying Funds in which the Fund invests.

[7]	Annualized.

[8]	The gross and net expenses ratios include interest expense. Excluding interest expense both ratios would not have changed.

[9]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.55%. This expense limitation arrangement cannot be terminated prior to December 31, 2013 without the Board of Trustees’ consent.

[10]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[11]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

44	Legg Mason Lifestyle Series 2012 Annual Report

Financial highlights (cont’d)

Legg Mason Lifestyle Allocation 50%

For a share of each class of beneficial interest outstanding throughout each year ended January 31:
Class A Shares[1]	2012	2011	2010	2009	2008[2]

Net asset value, beginning of year	$11.97	$10.55	$8.20	$12.10	$12.90

Income (loss) from operations:
Net investment income[3]	0.23	0.28	0.38	0.37	0.41
Net realized and unrealized gain (loss)	0.09	1.45	2.38	(3.57)	(0.45)
Total income (loss) from operations	0.32	1.73	2.76	(3.20)	(0.04)

Less distributions from:
Net investment income	(0.23)	(0.31)	(0.41)	(0.34)	(0.39)
Net realized gains	—	—	—	(0.36)	(0.37)
Total distributions	(0.23)	(0.31)	(0.41)	(0.70)	(0.76)

Net asset value, end of year	$12.06	$11.97	$10.55	$8.20	$12.10
Total return[4]	2.76%	16.59%	34.37%	(27.69)%	(0.48)%

Net assets, end of year (000s)	$238,181	$249,807	$222,590	$172,244	$249,747

Ratios to average net assets:
Gross expenses[5]	0.53%	0.54%	0.60%	0.56%	0.68%[6]
Net expenses[5,7,8]	0.53	0.54	0.59 [9]	0.56	0.68 [6]
Net investment income[3]	1.97	2.49	3.96	3.57	3.19

Portfolio turnover rate	31%	21%	22%	32%	19%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For a share of capital stock outstanding prior to April 16, 2007.

[3]	Net investment income per share and net investment income ratio to average net assets include short-term capital gain distributions from Underlying Funds.

[4]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[5]	Does not include expenses of the Underlying Funds in which the Fund invests.

[6]	The gross and net expenses ratios include interest expense. Excluding interest expense both ratios would not have changed.

[7]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 0.80%. This expense limitation arrangement cannot be terminated prior to December 31, 2013 without the Board of Trustees’ consent.

[8]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[9]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason Lifestyle Series 2012 Annual Report	45

For a share of each class of beneficial interest outstanding throughout each year ended January 31:
Class B Shares[1]	2012	2011	2010	2009	2008[2]

Net asset value, beginning of year	$12.30	$10.84	$8.41	$12.40	$13.20

Income (loss) from operations:
Net investment income[3]	0.12	0.18	0.29	0.29	0.30
Net realized and unrealized gain (loss)	0.10	1.49	2.46	(3.67)	(0.45)
Proceeds from settlement of a regulatory matter	—	0.02	—	—	—
Total income (loss) from operations	0.22	1.69	2.75	(3.38)	(0.15)

Less distributions from:
Net investment income	(0.12)	(0.23)	(0.32)	(0.25)	(0.28)
Net realized gains	—	—	—	(0.36)	(0.37)
Total distributions	(0.12)	(0.23)	(0.32)	(0.61)	(0.65)

Net asset value, end of year	$12.40	$12.30	$10.84	$8.41	$12.40
Total return[4]	1.82%	15.72%[5]	33.27%	(28.35)%	(1.27)%

Net assets, end of year (000s)	$31,325	$40,926	$41,369	$36,012	$60,243

Ratios to average net assets:
Gross expenses[6]	1.44%	1.43%	1.50%	1.40%	1.52%[7]
Net expenses[6,8,9]	1.44	1.43	1.48 [10]	1.40	1.51 [7,10]
Net investment income[3]	1.00	1.57	3.03	2.67	2.29

Portfolio turnover rate	31%	21%	22%	32%	19%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For a share of capital stock outstanding prior to April 16, 2007.

[3]	Net investment income per share and net investment income ratio to average net assets include short-term capital gain distributions from Underlying Funds.

[4]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[5]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 15.54%. Class B received $85,925 related to this distribution.

[6]	Does not include expenses of the Underlying Funds in which the Fund invests.

[7]	The gross and net expense ratios include interest expense. Excluding interest expense both ratios would not have changed.

[8]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class B shares did not exceed 1.55%. This expense limitation arrangement cannot be terminated prior to December 31, 2013 without the Board of Trustees’ consent.

[9]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[10]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

46	Legg Mason Lifestyle Series 2012 Annual Report

Financial highlights (cont’d)

Legg Mason Lifestyle Allocation 50%

For a share of each class of beneficial interest outstanding throughout each year ended January 31:
Class C Shares[1]	2012	2011	2010	2009	2008[2]

Net asset value, beginning of year	$12.33	$10.87	$8.44	$12.43	$13.23

Income (loss) from operations:
Net investment income[3]	0.15	0.20	0.32	0.31	0.33
Net realized and unrealized gain (loss)	0.09	1.48	2.46	(3.67)	(0.45)
Proceeds from settlement of a regulatory matter	—	0.05	—	—	—
Total income (loss) from operations	0.24	1.73	2.78	(3.36)	(0.12)

Less distributions from:
Net investment income	(0.14)	(0.27)	(0.35)	(0.27)	(0.31)
Net realized gains	—	—	—	(0.36)	(0.37)
Total distributions	(0.14)	(0.27)	(0.35)	(0.63)	(0.68)

Net asset value, end of year	$12.43	$12.33	$10.87	$8.44	$12.43
Total return[4]	2.01%	16.13%[5]	33.54%	(28.09)%	(1.07)%

Net assets, end of year (000s)	$12,624	$13,194	$13,701	$12,103	$23,946

Ratios to average net assets:
Gross expenses[6]	1.26%	1.27%	1.20%	1.14%	1.29%[7]
Net expenses[6,8,9]	1.26	1.27	1.20	1.14	1.29 [7]
Net investment income[3]	1.26	1.73	3.30	2.84	2.52

Portfolio turnover rate	31%	21%	22%	32%	19%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For a share of capital stock outstanding prior to April 16, 2007.

[3]	Net investment income per share and net investment income ratio to average net assets include short-term capital gain distributions from Underlying Funds.

[4]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[5]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 15.66%. Class C received $54,973 related to this distribution.

[6]	Does not include expenses of the Underlying Funds in which the Fund invests.

[7]	The gross and net expense ratios include interest expense. Excluding interest expense both ratios would not have changed.

[8]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.55%. This expense limitation arrangement cannot be terminated prior to December 31, 2013 without the Board of Trustees’ consent.

[9]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

Legg Mason Lifestyle Series 2012 Annual Report	47

Legg Mason Lifestyle Allocation 30%

For a share of each class of beneficial interest outstanding throughout each year ended January 31:
Class A Shares[1]	2012	2011	2010	2009	2008[2]

Net asset value, beginning of year	$11.61	$10.60	$8.40	$11.44	$11.81

Income (loss) from operations:
Net investment income[3]	0.30	0.41	0.52	0.47	0.49
Net realized and unrealized gain (loss)	0.11	0.97	2.20	(3.01)	(0.38)
Total income (loss) from operations	0.41	1.38	2.72	(2.54)	0.11

Less distributions from:
Net investment income	(0.30)	(0.37)	(0.52)	(0.50)	(0.48)
Total distributions	(0.30)	(0.37)	(0.52)	(0.50)	(0.48)

Net asset value, end of year	$11.72	$11.61	$10.60	$8.40	$11.44
Total return[4]	3.63%	13.22%	32.98%	(22.69)%	0.84%

Net assets, end of year (000s)	$126,014	$126,222	$80,223	$63,539	$85,817

Ratios to average net assets:
Gross expenses[5]	0.56%	0.57%[6]	0.63%	0.62%	0.75%[7]
Net expenses[5,8,9]	0.56	0.57 [6]	0.63	0.62 [10]	0.73 [7,10]
Net investment income[3]	2.57	3.66	5.41	4.63	4.17

Portfolio turnover rate	33%	32%	26%	37%	17%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For a share of capital stock outstanding prior to April 16, 2007.

[3]	Net investment income per share and net investment income ratio to average net assets include short-term capital gain distributions from Underlying Funds.

[4]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[5]	Does not include expenses of the Underlying Funds in which the Fund invests.

[6]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and next expense ratios would both have been 0.55%.

[7]	The gross and net expense ratios include interest expense. Excluding interest expense both ratios would not have changed.

[8]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 0.80%. This expense limitation arrangement cannot be terminated prior to December 31, 2013 without the Board of Trustees’ consent.

[9]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[10]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

48	Legg Mason Lifestyle Series 2012 Annual Report

Financial highlights (cont’d)

Legg Mason Lifestyle Allocation 30%

For a share of each class of beneficial interest outstanding throughout each year ended January 31:
Class B Shares[1]	2012	2011	2010	2009	2008[2]

Net asset value, beginning of year	$11.82	$10.78	$8.54	$11.62	$11.98

Income (loss) from operations:
Net investment income[3]	0.22	0.34	0.46	0.42	0.42
Net realized and unrealized gain (loss)	0.12	1.00	2.23	(3.06)	(0.37)
Proceeds from settlement of a regulatory matter	—	0.01	—	—	—
Total income (loss) from operations	0.34	1.35	2.69	(2.64)	0.05

Less distributions from:
Net investment income	(0.23)	(0.31)	(0.45)	(0.44)	(0.41)
Total distributions	(0.23)	(0.31)	(0.45)	(0.44)	(0.41)

Net asset value, end of year	$11.93	$11.82	$10.78	$8.54	$11.62
Total return[4]	2.89%	12.69%[5]	32.09%	(23.11)%	0.37%

Net assets, end of year (000s)	$14,589	$18,075	$13,528	$11,881	$18,078

Ratios to average net assets:
Gross expenses[6]	1.24%	1.21%[7]	1.28%	1.16%	1.33%[8]
Net expenses[6,9,10]	1.23 [11]	1.21 [7]	1.27 [11]	1.16 [11]	1.29 [8,11]
Net investment income[3]	1.87	2.99	4.73	4.03	3.53

Portfolio turnover rate	33%	32%	26%	37%	17%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For a share of capital stock outstanding prior to April 16, 2007.

[3]	Net investment income per share and net investment income ratio to average net assets include short-term capital gain distributions from Underlying Funds.

[4]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[5]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 12.59%. Class B received $15,834 related to this distribution.

[6]	Does not include expenses of the Underlying Funds in which the Fund invests.

[7]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 1.19%.

[8]	The gross and net expense ratios include interest expense. Excluding interest expense both ratios would not have changed.

[9]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class B shares did not exceed 1.30%. This expense limitation arrangement cannot be terminated prior to December 31, 2013 without the Board of Trustees’ consent.

[10]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[11]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason Lifestyle Series 2012 Annual Report	49

For a share of each class of beneficial interest outstanding throughout each year ended January 31:
Class C Shares[1]	2012	2011	2010	2009	2008[2]

Net asset value, beginning of year	$11.80	$10.76	$8.52	$11.60	$11.97

Income (loss) from operations:
Net investment income[3]	0.24	0.34	0.48	0.43	0.44
Net realized and unrealized gain (loss)	0.12	1.00	2.23	(3.05)	(0.39)
Proceeds from settlement of a regulatory matter	—	0.04	—	—	—
Total income (loss) from operations	0.36	1.38	2.71	(2.62)	0.05

Less distributions from:
Net investment income	(0.24)	(0.34)	(0.47)	(0.46)	(0.42)
Total distributions	(0.24)	(0.34)	(0.47)	(0.46)	(0.42)

Net asset value, end of year	$11.92	$11.80	$10.76	$8.52	$11.60
Total return[4]	3.08%	13.05%[5]	32.37%	(22.99)%	0.38%

Net assets, end of year (000s)	$5,299	$5,416	$3,585	$2,842	$5,412

Ratios to average net assets:
Gross expenses[6]	1.11%	1.17%[7]	1.16%	0.97%	1.17%[8]
Net expenses[6,9,10]	1.11	1.17 [7,11]	1.15 [11]	0.97	1.17 [8]
Net investment income[3]	2.02	3.02	4.92	4.11	3.68

Portfolio turnover rate	33%	32%	26%	37%	17%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For a share of capital stock outstanding prior to April 16, 2007.

[3]	Net investment income per share and net investment income ratio to average net assets include short-term capital gain distributions from Underlying Funds.

[4]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[5]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 12.66%. Class C received $13,122 related to this distribution.

[6]	Does not include expenses of the Underlying Funds in which the Fund invests.

[7]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 1.15%.

[8]	The gross and net expense ratios include interest expense. Excluding interest expense both ratios would not have changed.

[9]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.25%. This expense limitation arrangement cannot be terminated prior to December 31, 2013 without the Board of Trustees’ consent.

[10]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[11]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

50	Legg Mason Lifestyle Series 2012 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Legg Mason Lifestyle Allocation 85% (“Allocation 85%”), Legg Mason Lifestyle Allocation 70% (“Allocation 70%”), Legg Mason Lifestyle Allocation 50% (“Allocation 50%) and Legg Mason Lifestyle Allocation 30% (“Allocation 30%”) (collectively, the “Funds”) are separate non-diversified investment series of Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Funds invest in other mutual funds (“Underlying Funds”) which are affiliated with Legg Mason, Inc. (“Legg Mason”). The financial statements and financial highlights for the Underlying Funds are presented in a separate shareholder report for each respective Underlying Fund.

The following are significant accounting policies consistently followed by the Funds and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Investments in the Underlying Funds are valued at the closing net asset value per share of each Underlying Fund on the day of valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of fair valuation techniques and methodologies. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers. When the Funds hold securities or other assets that are denominated in a foreign currency, the Funds will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Funds calculate their net asset value, the Funds value these securities as determined in accordance with procedures approved by the Funds’ Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Funds have adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Funds’ investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Funds use valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

Legg Mason Lifestyle Series 2012 Annual Report	51

The following is a summary of the inputs used in valuing the Funds’ assets carried at fair value:

Allocation 85%

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investment in underlying funds†	$637,504,060	—	—	$637,504,060
Short-term investments†	—	$1,327,000	—	1,327,000
Total investments	$637,504,060	$1,327,000	—	$638,831,060

†	See Schedules of Investments for additional detailed categorizations.

Allocation 70%

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investment in underlying funds†	$447,268,763	—	—	$447,268,763
Short-term investments†	—	$1,082,000	—	1,082,000
Total investments	$447,268,763	$1,082,000	—	$448,350,763

†	See Schedules of Investments for additional detailed categorizations.

Allocation 50%

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investment in underlying funds†	$281,870,058	—	—	$281,870,058
Short-term investments†	—	$632,000	—	632,000
Total investments	$281,870,058	$632,000	—	$282,502,058

†	See Schedules of Investments for additional detailed categorizations.

Allocation 30%

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investment in underlying funds†	$145,841,604	—	—	$145,841,604
Short-term investments†	—	$294,000	—	294,000
Total investments	$145,841,604	$294,000	—	$146,135,604

†	See Schedules of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Funds may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Funds acquire a debt security subject to an obligation of the seller to repurchase, and of the Funds to resell, the security at an agreed-upon price and time, thereby determining the yield during the Funds’ holding period. When entering into repurchase agreements, it is the Funds’ policy that its custodian or a third party custodian, acting on the Funds’ behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Funds generally have the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Funds seek to assert their rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited.

52	Legg Mason Lifestyle Series 2012 Annual Report

Notes to financial statements (cont’d)

(c) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(d) Fund of funds risk. Your cost of investing in the Funds, as funds of funds, may be higher than the cost of investing in a mutual fund that only invests directly in individual securities. An underlying fund may change its investment objective or policies without the Funds’ approval, which could force the Funds to withdraw their investments from such underlying fund at a time that is unfavorable to the Funds. In addition, one underlying fund may buy the same securities that another underlying fund sells. Therefore, the Funds would indirectly bear the costs of these trades without accomplishing any investment purpose.

(e) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Net investment income distributions and short-term capital gain distributions, if any, from the Underlying Funds are recorded on the ex-dividend as investment income. Interest income is recorded on an accrual basis. Long-term capital gain distributions, if any, from the Underlying Funds are recorded on the ex-dividend date as realized gains. The cost of investments sold is determined by use of the specific identification method.

(f) Distributions to shareholders. The Allocation 85% and Allocation 70% Funds distribute net investment income and capital gains, if any, at least annually. The Allocation 50% and Allocation 30% Funds distribute net investment income quarterly and capital gains, if any, at least annually. Distributions to shareholders of the Funds are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Funds on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(h) Compensating balance arrangements. The Funds have an arrangement with their custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Funds’ cash on deposit with the bank.

(i) Federal and other taxes. It is the Funds’ policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Funds intend to distribute their taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Funds’ financial statements.

Management has analyzed the Funds’ tax positions taken on income tax returns for all open tax years and has concluded that as of January 31, 2012, no provision for income tax would be required in the Funds’

Legg Mason Lifestyle Series 2012 Annual Report	53

financial statements. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

(j) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the Funds had the following reclassifications:

Fund		Undistributed Net Investment Income	Accumulated Net Realized Losses
Allocation 85%	(a)	$139	$(139)
Allocation 70%	(a)	95	(95)
Allocation 50%	(a)	(363)	363

(a)	Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes.

During the current year, Allocation 30% had no reclassifications.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is each Fund’s investment manager and Legg Mason Global Asset Allocation, LLC (“LMGAA”) is each Fund’s subadviser. Western Asset Management Company (“Western Asset”) manages each Fund’s cash and short-term instruments. LMPFA, LMGAA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”). Under the investment management agreement, the Funds do not pay a management fee.

LMPFA provides administrative and certain oversight services to the Funds. LMPFA delegates to the subadviser the day-to-day portfolio management of the Funds, except for the management of cash and short-term instruments, which is provided by Western Asset.

In addition, the Funds indirectly pay management and/or administration fees to LMPFA and other wholly-owned subsidiaries of Legg Mason as a shareholder in the Underlying Funds. These management and administration fees ranged from 0.40% to 1.00% of the average daily net assets of the Underlying Funds.

As a result of expense limitation arrangements between the Funds and LMPFA, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of the Allocation 85%, Allocation 70% and Allocation 50% Funds’ Class A, Class B and Class C shares will not exceed 0.80%, 1.55% and 1.55%, respectively. Additionally, the ratio of expenses other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses to average net assets of the Allocation 85% and Allocation 70% Funds’ Class I shares will not exceed 0.55%. Also, the ratio of expenses other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses to average net assets of the Allocation 30% Fund’s Class A, Class B and Class C shares will not exceed 0.80%, 1.30% and 1.25%, respectively. These expense limitation arrangements cannot be terminated prior to December 31, 2013 without the Board of Trustees’ consent.

During the year ended January 31, 2012, the Allocation 85% and Allocation 30% Funds were reimbursed for expenses in the amounts of $63,863 and $1,465, respectively.

The investment manager is permitted to recapture amounts previously waived or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expense incurred. In no case will the investment manager recapture any amount that would result, on any particular business day of each Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as each Fund’s sole and exclusive distributor.

For Allocation 85%, Allocation 70% and Allocation 50%, there is a maximum initial sales charge of 5.75% for Class A shares. For Allocation 30%, there is a maximum initial sales charge of 4.25% for Class A shares. The Allocation 85%, Allocation 70%, and Allocation 50% have a contingent deferred sales charge (“CDSC”) of

54	Legg Mason Lifestyle Series 2012 Annual Report

Notes to financial statements (cont’d)

5.00% on Class B shares, which applies if redemption occurs within one year from purchase payment. This CDSC declines thereafter by 1.00% per year until no CDSC is incurred. The Allocation 30% has a CDSC of 4.50% on Class B shares, which applies if redemption occurs within one year from purchase payment. This CDSC declines by 0.50% the first year after purchase payment and thereafter by 1.00% per year until no CDSC is incurred. Class C shares of the Funds have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares of the Funds have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of the Funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

Effective July 1, 2011, the Funds no longer offer Class B shares for purchase by new and existing investors. Individual investors who owned Class B shares on June 30, 2011 may continue to hold those shares but may not add to their Class B share positions except through dividend reinvestment. Class B shares are also available for incoming exchanges.

For the year ended January 31, 2012, sales charges and CDSCs paid to LMIS and its affiliates were approximately:

	Sales Charges	CDSCs
	Class A	Class A	Class B	Class C
Allocation 85%	$308,000	—	$218,000	$1,000
Allocation 70%	186,000	—	138,000	1,000
Allocation 50%	144,000	—	91,000	1,000
Allocation 30%	43,000	—	43,000	1,000

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended January 31, 2012, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

	Purchases	Sales
Allocation 85%	$232,665,564	$311,883,718
Allocation 70%	145,441,438	201,921,575
Allocation 50%	90,452,487	127,396,392
Allocation 30%	48,142,833	52,847,225

At January 31, 2012, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Allocation 85%	$30,599,900	$(18,297,193)	$12,302,707
Allocation 70%	24,391,999	(5,015,079)	19,376,920
Allocation 50%	11,468,702	(59,940)	11,408,762
Allocation 30%	6,726,037	—	6,726,037

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

During the year ended January 31, 2012, the Funds did not invest in any derivative instruments.

5. Class specific expenses, waivers and/or expense reimbursements

The Funds have adopted a Rule 12b-1 distribution plan and under that plan the Funds pay a service fee with respect to their Class A, B and C shares calculated at the annual rate of 0.25% of the average daily net assets

Legg Mason Lifestyle Series 2012 Annual Report	55

of each respective class. In addition, the Allocation 85%, Allocation 70%, and Allocation 50% each pay a distribution fee with respect to their Class B and C shares calculated at the annual rate of 0.75% of the average daily net assets of each respective class. Allocation 30% pays a distribution fee with respect to its Class B and C shares calculated at the annual rate of 0.50% and 0.45%, respectively, of the average daily net assets of each class. Service and distribution fees are accrued daily and paid monthly.

For the year ended January 31, 2012, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Allocation 85%
Class A	$1,314,169	$2,008,089
Class B	923,156	498,665
Class C	156,270	30,169
Class I	—	1,123
Total	$2,393,595	$2,538,046

	Service and/or Distribution Fees	Transfer Agent Fees
Allocation 70%
Class A	$943,744	$989,791
Class B	612,002	243,776
Class C	167,029	31,120
Class I	—	1,084
Total	$1,722,775	$1,265,771

	Service and/or Distribution Fees	Transfer Agent Fees
Allocation 50%
Class A	$604,910	$485,131
Class B	358,466	129,853
Class C	125,324	22,802
Total	$1,088,700	$637,786

	Service and/or Distribution Fees	Transfer Agent Fees
Allocation 30%
Class A	$312,838	$229,241
Class B	121,387	58,598
Class C	37,392	15,143
Total	$471,617	$302,982

For the year ended January 31, 2012, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Allocation 85%
Class B	$63,863
Total	$63,863

Waivers/Expense Reimbursements
Allocation 30%
Class B	$1,465
Total	$1,465

56	Legg Mason Lifestyle Series 2012 Annual Report

Notes to financial statements (cont’d)

6. Distributions to shareholders by class

	Year Ended January 31, 2012	Year Ended January 31, 2011
Allocation 85%
Net Investment Income:
Class A	$5,210,743	$4,779,264
Class B	209,498	411,713
Class C	75,954	130,563
Class I	3,838	3,130
Total	$5,500,033	$5,324,670

	Year Ended January 31, 2012	Year Ended January 31, 2011
Allocation 70%
Net Investment Income:
Class A	$5,401,531	$6,243,832
Class B	311,235	711,546
Class C	128,853	241,281
Class I	8,436	3,335
Total	$5,850,055	$7,199,994

	Year Ended January 31, 2012	Year Ended January 31, 2011
Allocation 50%
Net Investment Income:
Class A	$4,692,566	$6,436,658
Class B	331,259	797,391
Class C	146,194	302,993
Total	$5,170,019	$7,537,042

	Year Ended January 31, 2012	Year Ended January 31, 2011
Allocation 30%
Net Investment Income:
Class A	$3,260,124	$3,574,024
Class B	303,020	451,912
Class C	106,864	128,440
Total	$3,670,008	$4,154,376

7. Shares of beneficial interest

At January 31, 2012, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Funds have the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended January 31, 2012		Year Ended January 31, 2011
	Shares	Amount	Shares	Amount
Allocation 85%
Class A
Shares sold	4,509,817	$58,319,540	4,242,010	$50,313,044
Shares issued on reinvestment	417,850	5,198,051	369,997	4,768,942
Shares repurchased	(6,819,891)	(88,070,197)	(5,606,502)	(66,285,353)
Shares issued with merger	5,299,308	73,261,856	—	—
Net increase (decrease)	3,407,084	$48,709,250	(994,495)	$(11,203,367)

Legg Mason Lifestyle Series 2012 Annual Report	57

	Year Ended January 31, 2012		Year Ended January 31, 2011
	Shares	Amount	Shares	Amount
Allocation 85% continued
Class B
Shares sold	439,458	$5,610,268	1,119,925	$12,513,851
Shares issued on reinvestment	17,733	209,068	33,674	411,284
Shares repurchased	(1,972,566)	(24,149,547)	(2,129,190)	(23,880,294)
Shares issued with merger	1,431,312	18,707,860	—	—
Net increase (decrease)	(84,063)	$377,649	(975,591)	$(10,955,159)

Class C
Shares sold	65,985	$817,783	145,765	$1,752,893
Shares issued on reinvestment	6,143	73,227	10,385	128,359
Shares repurchased	(249,302)	(3,091,047)	(244,029)	(2,765,005)
Shares issued with merger	309,480	4,093,435	—	—
Net increase (decrease)	132,306	$1,893,398	(87,879)	$(883,753)

Class I
Shares sold	86,908	$1,158,658	32,672	$374,209
Shares issued on reinvestment	309	3,838	221	2,847
Shares repurchased	(76,172)	(1,019,773)	(17,479)	(221,069)
Net increase	11,045	$142,723	15,414	$155,987

Allocation 70%
Class A
Shares sold	3,499,751	$44,523,429	3,416,309	$40,150,488
Shares issued on reinvestment	434,404	5,383,695	502,086	6,233,778
Shares repurchased	(5,147,608)	(65,442,813)	(5,175,419)	(60,768,675)
Net decrease	(1,213,453)	$(15,535,689)	(1,257,024)	$(14,384,409)

Class B
Shares sold	299,706	$3,992,717	791,258	$9,423,150
Shares issued on reinvestment	24,471	310,334	56,149	707,925
Shares repurchased	(1,517,310)	(19,581,438)	(1,695,842)	(20,229,834)
Net decrease	(1,193,133)	$(15,278,387)	(848,435)	$(10,098,759)

Class C
Shares sold	152,149	$1,952,382	144,738	$1,746,629
Shares issued on reinvestment	9,956	125,758	18,710	236,315
Shares repurchased	(266,790)	(3,464,669)	(306,854)	(3,694,521)
Net decrease	(104,685)	$(1,386,529)	(143,406)	$(1,711,577)

Class I
Shares sold	29,657	$378,464	41,611	$492,754
Shares issued on reinvestment	683	8,436	266	3,335
Shares repurchased	(6,978)	(88,548)	(29,869)	(357,396)
Net increase	23,362	$298,352	12,008	$138,693

Allocation 50%
Class A
Shares sold	3,171,742	$37,749,579	3,670,175	$40,771,166
Shares issued on reinvestment	397,841	4,666,091	570,565	6,412,825
Shares repurchased	(4,686,168)	(55,464,295)	(4,466,957)	(49,692,916)
Net decrease	(1,116,585)	$(13,048,625)	(226,217)	$(2,508,925)

Class B
Shares sold	242,254	$2,999,782	748,587	$8,536,440
Shares issued on reinvestment	27,153	328,001	68,569	789,918
Shares repurchased	(1,070,293)	(13,083,498)	(1,307,473)	(14,920,400)
Net decrease	(800,886)	$(9,755,715)	(490,317)	$(5,594,042)

58	Legg Mason Lifestyle Series 2012 Annual Report

Notes to financial statements (cont’d)

	Year Ended January 31, 2012		Year Ended January 31, 2011
	Shares	Amount	Shares	Amount

Allocation 50% continued

Class C
Shares sold	216,234	$2,630,413	110,951	$1,286,384
Shares issued on reinvestment	11,885	143,578	25,697	294,371
Shares repurchased	(282,474)	(3,462,016)	(327,681)	(3,762,156)
Net decrease	(54,355)	$(688,025)	(191,033)	$(2,181,401)

Allocation 30%
Class A
Shares sold	2,150,568	$24,853,136	2,161,624	$23,947,069
Shares issued on reinvestment	283,868	3,250,031	319,881	3,564,500
Shares repurchased	(2,554,048)	(29,535,815)	(2,195,212)	(24,430,386)
Shares issued with merger	—	—	3,011,949	33,836,535
Net increase (decrease)	(119,612)	$(1,432,648)	3,298,242	$36,917,718

Class B
Shares sold	189,744	$2,241,545	318,621	$3,568,403
Shares issued on reinvestment	25,728	300,268	39,630	448,983
Shares repurchased	(522,325)	(6,163,535)	(559,335)	(6,335,885)
Shares issued with merger	—	—	475,316	5,425,213
Net increase (decrease)	(306,853)	$(3,621,722)	274,232	$3,106,714

Class C
Shares sold	139,083	$1,640,390	124,184	$1,427,379
Shares issued on reinvestment	8,595	100,122	10,996	123,815
Shares repurchased	(162,061)	(1,907,101)	(127,296)	(1,439,762)
Shares issued with merger	—	—	117,914	1,344,389
Net increase (decrease)	(14,383)	$(166,589)	125,798	$1,455,821

8. Transfer of net assets

On April 21, 2011, Allocation 85% acquired the assets and certain liabilities of the Legg Mason Lifestyle Allocation 100% (the “Acquired Fund”), pursuant to a plan of reorganization approved by the Acquired Fund shareholders. Total shares issued by Allocation 85% and the total net assets of the Acquired Fund and Allocation 85% on the date of the transfer were as follows:

Acquired Fund	Shares Issued by the Fund	Total Net Assets of the Acquired Fund	Total Net Assets of the Fund
Legg Mason Lifestyle Allocation 100%	7,040,100	$96,063,151	$619,515,813

As part of the reorganization, for each share they held, shareholders of the Acquired Fund Class A, Class B and Class C received 0.741862, 0.772639 and 0.766514 shares of Allocation 85% Class A, Class B and Class C shares, respectively.

The total net assets of the Acquired Fund before acquisition included unrealized appreciation of $18,903,732, accumulated net realized loss of $16,869,391 and accumulated net investment loss of $8,764. Total net assets of Allocation 85% immediately after the transfer were $715,578,964. The transaction was structured to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended.

Proforma results of operations of the combined entity for the entire year ended January 31, 2012, as though the acquisition had occurred as of the beginning of the year (rather than on the actual acquisition date), are as follows:

Net investment income	$5,575,971
Net realized gain	5,478,818
Change in net unrealized appreciation (depreciation)	(13,312,395)
Decrease in net assets from operations	$(2,257,606)

Legg Mason Lifestyle Series 2012 Annual Report	59

Because the combined investment funds have been managed as a single fund since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Fund that have been included in the Fund’s accompanying Statement of Operations since the close of business on April 21, 2011.

On September 24, 2010, Allocation 30% acquired the assets and certain liabilities of the Legg Mason Lifestyle Income Fund (the “Acquired Fund”), pursuant to a plan of reorganization approved by the Acquired Fund shareholders. Total shares issued by Allocation 30% and the total net assets of the Acquired Fund and Allocation 30% on the date of the transfer were as follows:

Acquired Fund	Shares Issued by the Fund	Total Net Assets of the Acquired Fund	Total Net Assets of the Fund
Legg Mason Lifestyle Income Fund	3,605,179	$40,606,137	$105,348,412

As part of the reorganization, for each share they held, shareholders of the Acquired Fund Class A, Class B and Class C received 0.894188, 0.891142 and 0.891364 shares of Allocation 30% Class A, Class B and Class C shares, respectively.

The total net assets of the Acquired Fund before acquisition included unrealized appreciation of $4,065,600, accumulated net realized loss of $10,749,094 and accumulated net investment loss of $6,958. Total net assets of Allocation 30% immediately after the transfer were $145,954,549. The transaction was structured to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended.

Proforma results of operations of the combined entity for the entire year ended January 31, 2011, as though the acquisition had occurred as of the beginning of the year (rather than on the actual acquisition date), are as follows:

Net investment income	$5,082,353
Net realized loss	(2,182,609)
Change in net unrealized appreciation (depreciation)	14,886,222
Increase in net assets from operations	$17,785,966

Because the combined investment funds have been managed as a single fund since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Fund that have been included in the Fund’s accompanying Statement of Operations since the close of business on September 24, 2010.

9. In-kind-transfers

During the year ended January 31, 2012, Allocation 85%, Allocation 50% and Allocation 30% received securities in lieu of cash proceeds from one of their Underlying Funds, the Legg Mason ClearBridge Fundamental All Cap Value Fund, to satisfy redemptions. Subsequently, the securities were sold. The realized gains and losses and currency gains and losses from these securities sold are noted in the statements of operations.

10. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal year ended January 31, 2012 was as follows:

	Allocation 85%	Allocation 70%

Distributions Paid From:
Ordinary income	$5,500,033	$5,850,055

	Allocation 50%	Allocation 30%

Distributions Paid From:
Ordinary income	$5,170,019	$3,670,008

60	Legg Mason Lifestyle Series 2012 Annual Report

Notes to financial statements (cont’d)

The tax character of distributions paid during the fiscal year ended January 31, 2011 was as follows:

	Allocation 85%	Allocation 70%

Distributions Paid From:
Ordinary income	$5,324,670	$7,199,994

	Allocation 50%	Allocation 30%

Distributions Paid From:
Ordinary income	$7,537,042	$4,154,376

As of January 31, 2012, the components of accumulated earnings on a tax basis were as follows:

	Allocation 85%		Allocation 70%
Undistributed ordinary income — net	$666,070		$698,268
Capital loss carryforward*	(20,569,466)		(46,400,303)
Other book/tax temporary differences	(1,271,943)	(a)	(53,563)	(b)
Unrealized appreciation (depreciation)	12,302,707	(c)	19,376,920	(c)
Total accumulated earnings (losses) — net	$(8,872,632)		$(26,378,678)

	Allocation 50%		Allocation 30%
Undistributed ordinary income — net	$399,623		$201,731
Capital loss carryforward*	(19,617,504)		(13,590,612)
Other book/tax temporary differences	(255,700)	(d)	(92,296)	(d)
Unrealized appreciation (depreciation)	11,408,762	(c)	6,726,037	(c)
Total accumulated earnings (losses) — net	$(8,064,819)		$(6,755,140)

*	During the taxable year ended January 31, 2012, Allocation 85% utilized $2,269,156, Allocation 50% utilized $2,366,491 and Allocation 30% utilized $252,156 of their respective capital loss carryforwards available from prior years. As of January 31, 2012, the Funds had the following net capital loss carryforwards remaining:

Year of Expiration	Allocation 85%	Allocation 70%		Allocation 50%	Allocation 30%
No Expiration	—	$(15,961,919)	**	—	—
1/31/2013	—	—		—	$(1,179,562)
1/31/2014	—	(5,972,151)		—	(2,230,939)
1/31/2015	—	—		—	(2,356,048)
1/31/2016	$(2,033,420)	—		—	(1,485,293)
1/31/2017	(920,427)	(4,200,689)		$(3,483,634)	(839,335)
1/31/2018	(10,989,794)	(13,201,741)		(13,178,522)	(4,454,972)
1/31/2019	(6,625,825)	(7,063,803)		(2,955,348)	(1,044,463)
	$(20,569,466)	$(46,400,303)		$(19,617,504)	$(13,590,612)

These amounts will be available to offset their respective fund’s future taxable capital gains. In addition, $6,804,675 of Allocation 30%’s capital loss carryforward is subject to an annual limitation of $1,620,185 due to the reorganization described in Note 8.

**	Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward these capital losses for an unlimited period. However, these losses will be required to be utilized prior to the fund's other capital losses with the expiration dates listed above. Additionally, these capital losses retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

(a)

Other book/tax temporary differences are attributable primarily to the deferral of post-qualified late year losses for tax purposes, the deferral of post-October capital losses for tax purposes and book/tax differences in the timing of the deductibility of various expenses.

(b)	Other book/tax temporary differences are attributable primarily to book/tax differences in the timing of the deductibility of various expenses.

(c)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

(d)

Other book/tax temporary differences are attributable primarily to the deferral of post-October capital losses for tax purposes and book/tax differences in the timing of the deductibility of various expenses.

11. Legal matters

Beginning in May 2004, class action lawsuits alleging violations of the federal securities laws were filed against Citigroup Global Markets Inc. (“CGM”), a former distributor of the Funds, and other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including Smith Barney Fund Management LLC (“SBFM”) and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then

Legg Mason Lifestyle Series 2012 Annual Report	61

managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against Citigroup Asset Management, SBAM and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Funds were not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals. The appeal was fully briefed and oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 5, 2009. On June 9, 2011, the Court of Appeals issued a Summary Order affirming the District Court’s dismissal of all claims with the exception of Plaintiffs’ Section 36(b) claim as it relates to Transfer Agent fees paid to an affiliate of the Managers. The case has been remanded to the District Court for further proceedings in accordance with the Summary Order.

Plaintiffs agreed to dismiss the case, and a Stipulation of Dismissal with Prejudice was filed with the Court on October 20, 2011, terminating the litigation.

12. Recent accounting pronouncement

In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) — Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU No. 2011-04”). ASU No. 2011-04 establishes common requirements for measuring fair value and for disclosing information about fair value measurements. ASU No. 2011-04 is effective during interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact the adoption of ASU No. 2011-04 will have on the Funds’ financial statements and related disclosures.

62	Legg Mason Lifestyle Series 2012 Annual Report

Report of independent registered public

accounting firm

The Board of Trustees and Shareholders

Legg Mason Partners Equity Trust:

We have audited the accompanying statements of assets and liabilities of Legg Mason Lifestyle Allocation 85%, Legg Mason Lifestyle Allocation 70%, Legg Mason Lifestyle Allocation 50%, and Legg Mason Lifestyle Allocation 30%, each a series of Legg Mason Partners Equity Trust, including the schedules of investments, as of January 31, 2012, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 2012, by correspondence with the investee funds’ transfer agents and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason Lifestyle Allocation 85%, Legg Mason Lifestyle Allocation 70%, Legg Mason Lifestyle Allocation 50%, and Legg Mason Lifestyle Allocation 30%, as of January 31, 2012, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

March 16, 2012

Legg Mason Lifestyle Series	63

Board approval of management and subadvisory agreements (unaudited)

Legg Mason Lifestyle Allocation 85%

At a meeting of the Trust’s Board of Trustees, the Board considered the re-approval for an annual period of the management agreement pursuant to which Legg Mason Partners Fund Advisor, LLC (the “Manager”) provides the Fund with investment advisory and administrative services, the sub-advisory agreement pursuant to which Legg Mason Global Asset Allocation, LLC (“LMGAA”) provides day-to-day management of the Fund’s portfolio, and the sub-advisory agreement pursuant to which Western Asset Management Company (“Western Asset” and, together with LMGAA, the “Sub-Advisers”) provides day-to-day management of the Fund’s cash and short-term instruments. (The management agreement and sub-advisory agreements are collectively referred to as the “Agreements.”) The Manager and the Sub-Advisers are wholly-owned subsidiaries of Legg Mason, Inc. The Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)) of the Fund were assisted in their review by Fund counsel and independent legal counsel and met with independent legal counsel in executive sessions separate from representatives of the Manager and the Sub-Advisers. The Independent Trustees requested and received information from the Manager and the Sub-Advisers they deemed reasonably necessary for their review of the Agreements and the performance of the Manager and the Sub-Advisers. Included was information about the Manager, the Sub-Advisers and the Fund’s distributor, as well as the management, sub-advisory and distribution arrangements for the Fund and other funds overseen by the Board. This information was initially reviewed by a special committee of the Independent Trustees and then by the full Board.

In voting to approve the Agreements, the Independent Trustees considered whether the approval of the Agreements would be in the best interests of the Fund and its shareholders, an evaluation based on several factors including those discussed below.

Nature, extent and quality of the services provided to the fund under the management agreement and sub-advisory agreements

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Sub-Advisers under the Management Agreement and Sub-Advisory Agreements, respectively, during the past year. The Trustees also considered the Manager’s supervisory activities over the Sub-Advisers. In addition, the Independent Trustees received and considered other information regarding the administrative and other services rendered to the Fund and its shareholders by the Manager. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Sub-Advisers and the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Sub-Advisers took into account the Board’s knowledge and familiarity gained as Trustees of funds in the Legg Mason fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Sub-Advisers and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s compliance programs. The Board reviewed information received from the Manager and the Fund’s Chief Compliance Officer regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board considered the degree to which the Manager implemented organizational changes to improve investment results and the services provided to the Legg Mason fund complex. The Board also considered, based on its knowledge of the Manager and the Manager’s affiliates, the financial resources available to the Manager’s parent organization, Legg Mason, Inc.

The Board also considered the division of responsibilities among the Manager and the Sub-Advisers and the oversight provided by the Manager. The Board also considered the Manager’s and LMGAA’s brokerage

64	Legg Mason Lifestyle Series

Board approval of management and subadvisory agreements (unaudited) (cont’d)

policies and practices, the standards applied in seeking best execution, their policies and practices regarding soft dollars, and the existence of quality controls applicable to brokerage allocation procedures. In addition, management also reported to the Board on, among other things, its business plans, recent organizational changes, portfolio manager compensation plan and policy regarding portfolio managers’ ownership of fund shares.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) under the respective Agreement by the Manager and the Sub-Advisers.

Fund performance

The Board received and reviewed performance information for the Fund and for all retail and institutional mixed-asset target allocation growth funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Trustees noted that they also had received and discussed with management information at periodic intervals comparing the Fund’s performance to that of its benchmark index. The information comparing the Fund’s performance to that of the Performance Universe was for the one-, three-, five- and ten-year periods ended June 30, 2011. The Fund performed better than the median for the one-year period, but performed below the median for the three-, five- and ten-year periods. The Board also reviewed performance information provided by the Manager for periods ended September 30, 2011, which showed that the Fund’s performance was below the Lipper category average during the third quarter. The Trustees then discussed with representatives of management the portfolio management strategy of the Fund’s portfolio managers. The Trustees noted that the Manager and LMGAA were committed to providing the resources necessary to assist the Fund’s portfolio managers and continue to improve Fund performance. Based on its review, the Board generally was satisfied with the Fund’s recent performance and management’s efforts to continue to improve performance going forward. The Board determined to continue to evaluate the Fund’s performance and directed the Independent Trustees’ performance committee to continue to periodically review Fund performance with the Manager and report to the full Board during periods between Board meetings.

Expense ratios

The Board noted that the Fund bears indirectly its pro rata share of the expenses of the underlying funds in which it invests, including management fees payable by such underlying funds to the Manager or its affiliates. The Board noted that there is no management fee payable by the Fund to the Manager or sub-investment advisory fees payable by the Fund to the Sub-Advisers.

The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes. Management also discussed with the Board the Fund’s distribution arrangements, including how amounts received by the Fund’s distributor are expended, and the fees received and expenses incurred in connection with such arrangements by affiliates of the Manager.

Additionally, the Board received and considered information comparing the Fund’s overall expense ratio with those of a group of retail front-end load actively managed affiliated fund of funds consisting of ten mixed-asset target allocation growth fund of funds selected by Lipper as comparable to the Fund (the “Expense Group”), and a broader group of funds selected by Lipper consisting of all retail front-end load actively managed mixed-asset target allocation growth affiliated fund of funds (the “Expense Universe”). This information showed that the Fund’s total expense ratio was higher than the median of the total expense ratios of the funds in the Expense Group and higher than the average total expense ratio of the funds in the Expense Universe. The Trustees noted the Manager’s fee waiver and/or expense reimbursement arrangement.

Legg Mason Lifestyle Series	65

Manager profitability

The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. The Board also noted the profitability percentage ranges determined by appropriate court cases to be reasonable given the services rendered to investment companies. The Board determined that the Manager’s profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of scale

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets grow, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders.

The Board noted that to the extent the Fund’s assets increase over time, the Fund and its shareholders should realize economies of scale as certain expenses, such as fixed fund fees, become a smaller percentage of overall assets. The Board noted that it appeared that the benefits of any economies of scale also would be appropriately shared with shareholders through increased investment in fund management and administration resources.

Taking all of the above into consideration, the Board determined that the Fund’s expense ratio was reasonable in light of the comparative performance and expense information and the nature, extent and quality of the services provided to the Fund under the Agreements.

Other benefits to the manager

The Board considered other benefits received by the Manager and its affiliates, including the Sub-Advisers, as a result of the Manager’s relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the Manager’s ongoing commitment to the Fund, the profits and other ancillary benefits that the Manager and its affiliates received were considered reasonable.

Based on their discussions and considerations, including those described above, the Trustees approved the Management Agreement and the Sub-Advisory Agreements to continue for another year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreements.

66	Legg Mason Lifestyle Series

Board approval of management and subadvisory agreements (unaudited) (cont’d)

Legg Mason Lifestyle Allocation 70%

At a meeting of the Trust’s Board of Trustees, the Board considered the re-approval for an annual period of the management agreement pursuant to which Legg Mason Partners Fund Advisor, LLC (the “Manager”) provides the Fund with investment advisory and administrative services, the sub-advisory agreement pursuant to which Legg Mason Global Asset Allocation, LLC (“LMGAA”) provides day-to-day management of the Fund’s portfolio, and the sub-advisory agreement pursuant to which Western Asset Management Company (“Western Asset” and, together with LMGAA, the “Sub-Advisers”) provides day-to-day management of the Fund’s cash and short-term instruments. (The management agreement and sub-advisory agreements are collectively referred to as the “Agreements.”) The Manager and the Sub-Advisers are wholly-owned subsidiaries of Legg Mason, Inc. The Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)) of the Fund were assisted in their review by Fund counsel and independent legal counsel and met with independent legal counsel in executive sessions separate from representatives of the Manager and the Sub-Advisers. The Independent Trustees requested and received information from the Manager and the Sub-Advisers they deemed reasonably necessary for their review of the Agreements and the performance of the Manager and the Sub-Advisers. Included was information about the Manager, the Sub-Advisers and the Fund’s distributor, as well as the management, sub-advisory and distribution arrangements for the Fund and other funds overseen by the Board. This information was initially reviewed by a special committee of the Independent Trustees and then by the full Board.

In voting to approve the Agreements, the Independent Trustees considered whether the approval of the Agreements would be in the best interests of the Fund and its shareholders, an evaluation based on several factors including those discussed below.

Nature, extent and quality of the services provided to the fund under the management agreement and sub-advisory agreements

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Sub-Advisers under the Management Agreement and Sub-Advisory Agreements, respectively, during the past year. The Trustees also considered the Manager’s supervisory activities over the Sub-Advisers. In addition, the Independent Trustees received and considered other information regarding the administrative and other services rendered to the Fund and its shareholders by the Manager. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Sub-Advisers and the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Sub-Advisers took into account the Board’s knowledge and familiarity gained as Trustees of funds in the Legg Mason fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Sub-Advisers and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s compliance programs. The Board reviewed information received from the Manager and the Fund’s Chief Compliance Officer regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board considered the degree to which the Manager implemented organizational changes to improve investment results and the services provided to the Legg Mason fund complex. The Board also considered, based on its knowledge of the Manager and the Manager’s affiliates, the financial resources available to the Manager’s parent organization, Legg Mason, Inc.

The Board also considered the division of responsibilities among the Manager and the Sub-Advisers and the oversight provided by the Manager. The Board also considered the Manager’s and LMGAA’s brokerage

Legg Mason Lifestyle Series	67

policies and practices, the standards applied in seeking best execution, their policies and practices regarding soft dollars, and the existence of quality controls applicable to brokerage allocation procedures. In addition, management also reported to the Board on, among other things, its business plans, recent organizational changes, portfolio manager compensation plan and policy regarding portfolio managers’ ownership of fund shares.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) under the respective Agreement by the Manager and the Sub-Advisers.

Fund performance

The Board received and reviewed performance information for the Fund and for all retail and institutional mixed-asset target allocation growth funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Trustees noted that they also had received and discussed with management information at periodic intervals comparing the Fund’s performance to that of its benchmark index. The information comparing the Fund’s performance to that of the Performance Universe was for the one-, three-, five- and ten-year periods ended June 30, 2011. The Fund performed better than the median for the one- and three-year periods, but performed below the median for the five- and ten-year periods. The Board also reviewed performance information provided by the Manager for periods ended September 30, 2011, which showed that the Fund’s performance was below the Lipper category average during the third quarter. The Trustees then discussed with representatives of management the portfolio management strategy of the Fund’s portfolio managers. The Trustees noted that the Manager and LMGAA were committed to providing the resources necessary to assist the Fund’s portfolio managers and continue to improve Fund performance. Based on its review, the Board generally was satisfied with the Fund’s recent performance and management’s efforts to continue to improve performance going forward. The Board determined to continue to evaluate the Fund’s performance and directed the Independent Trustees’ performance committee to continue to periodically review Fund performance with the Manager and report to the full Board during periods between Board meetings.

Expense ratios

The Board noted that the Fund bears indirectly its pro rata share of the expenses of the underlying funds in which it invests, including management fees payable by such underlying funds to the Manager or its affiliates. The Board noted that there is no management fee payable by the Fund to the Manager or sub-investment advisory fees payable by the Fund to the Sub-Advisers.

The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes. Management also discussed with the Board the Fund’s distribution arrangements, including how amounts received by the Fund’s distributor are expended, and the fees received and expenses incurred in connection with such arrangements by affiliates of the Manager.

Additionally, the Board received and considered information comparing the Fund’s overall expense ratio with those of a group of retail front-end load actively managed affiliated fund of funds consisting of ten mixed-asset target allocation growth fund of funds selected by Lipper as comparable to the Fund (the “Expense Group”), and a broader group of funds selected by Lipper consisting of all retail front-end load actively managed mixed-asset target allocation growth affiliated fund of funds (the “Expense Universe”). This information showed that the Fund’s total expense ratio was at the median of the total expense ratios of the funds in the Expense Group and lower than the average total expense ratio of the funds in the Expense Universe. The Trustees noted the Manager’s fee waiver and/or expense reimbursement arrangement.

68	Legg Mason Lifestyle Series

Board approval of management and subadvisory agreements (unaudited) (cont’d)

Manager profitability

The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. The Board also noted the profitability percentage ranges determined by appropriate court cases to be reasonable given the services rendered to investment companies. The Board determined that the Manager’s profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of scale

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets grow, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders.

The Board noted that to the extent the Fund’s assets increase over time, the Fund and its shareholders should realize economies of scale as certain expenses, such as fixed fund fees, become a smaller percentage of overall assets. The Board noted that it appeared that the benefits of any economies of scale also would be appropriately shared with shareholders through increased investment in fund management and administration resources.

Taking all of the above into consideration, the Board determined that the Fund’s expense ratio was reasonable in light of the comparative performance and expense information and the nature, extent and quality of the services provided to the Fund under the Agreements.

Other benefits to the manager

The Board considered other benefits received by the Manager and its affiliates, including the Sub-Advisers, as a result of the Manager’s relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the Manager’s ongoing commitment to the Fund, the profits and other ancillary benefits that the Manager and its affiliates received were considered reasonable.

Based on their discussions and considerations, including those described above, the Trustees approved the Management Agreement and the Sub-Advisory Agreements to continue for another year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreements.

Legg Mason Lifestyle Series	69

Legg Mason Lifestyle Allocation 50%

At a meeting of the Trust’s Board of Trustees, the Board considered the re-approval for an annual period of the management agreement pursuant to which Legg Mason Partners Fund Advisor, LLC (the “Manager”) provides the Fund with investment advisory and administrative services, the sub-advisory agreement pursuant to which Legg Mason Global Asset Allocation, LLC (“LMGAA”) provides day-to-day management of the Fund’s portfolio, and the sub-advisory agreement pursuant to which Western Asset Management Company (“Western Asset” and, together with LMGAA, the “Sub-Advisers”) provides day-to-day management of the Fund’s cash and short-term instruments. (The management agreement and sub-advisory agreements are collectively referred to as the “Agreements.”) The Manager and the Sub-Advisers are wholly-owned subsidiaries of Legg Mason, Inc. The Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)) of the Fund were assisted in their review by Fund counsel and independent legal counsel and met with independent legal counsel in executive sessions separate from representatives of the Manager and the Sub-Advisers. The Independent Trustees requested and received information from the Manager and the Sub-Advisers they deemed reasonably necessary for their review of the Agreements and the performance of the Manager and the Sub-Advisers. Included was information about the Manager, the Sub-Advisers and the Fund’s distributor, as well as the management, sub-advisory and distribution arrangements for the Fund and other funds overseen by the Board. This information was initially reviewed by a special committee of the Independent Trustees and then by the full Board.

In voting to approve the Agreements, the Independent Trustees considered whether the approval of the Agreements would be in the best interests of the Fund and its shareholders, an evaluation based on several factors including those discussed below.

Nature, extent and quality of the services provided to the fund under the management agreement and sub-advisory agreements

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Sub-Advisers under the Management Agreement and Sub-Advisory Agreements, respectively, during the past year. The Trustees also considered the Manager’s supervisory activities over the Sub-Advisers. In addition, the Independent Trustees received and considered other information regarding the administrative and other services rendered to the Fund and its shareholders by the Manager. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Sub-Advisers and the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Sub-Advisers took into account the Board’s knowledge and familiarity gained as Trustees of funds in the Legg Mason fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Sub-Advisers and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s compliance programs. The Board reviewed information received from the Manager and the Fund’s Chief Compliance Officer regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board considered the degree to which the Manager implemented organizational changes to improve investment results and the services provided to the Legg Mason fund complex. The Board also considered, based on its knowledge of the Manager and the Manager’s affiliates, the financial resources available to the Manager’s parent organization, Legg Mason, Inc.

The Board also considered the division of responsibilities among the Manager and the Sub-Advisers and the oversight provided by the Manager. The Board also considered the Manager’s and LMGAA’s brokerage

70	Legg Mason Lifestyle Series

Board approval of management and subadvisory agreements (unaudited) (cont’d)

policies and practices, the standards applied in seeking best execution, their policies and practices regarding soft dollars, and the existence of quality controls applicable to brokerage allocation procedures. In addition, management also reported to the Board on, among other things, its business plans, recent organizational changes, portfolio manager compensation plan and policy regarding portfolio managers’ ownership of fund shares.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) under the respective Agreement by the Manager and the Sub-Advisers.

Fund performance

The Board received and reviewed performance information for the Fund and for all retail and institutional mixed-asset target allocation moderate funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Trustees noted that they also had received and discussed with management information at periodic intervals comparing the Fund’s performance to that of its benchmark index. The information comparing the Fund’s performance to that of the Performance Universe was for the one-, three-, five- and ten-year periods ended June 30, 2011. The Fund performed better than the median for the one-, three- and five-year periods, but performed slightly below the median for the ten-year period. The Board also reviewed performance information provided by the Manager for periods ended September 30, 2011, which showed that the Fund’s performance was below the Lipper category average during the third quarter. The Trustees then discussed with representatives of management the portfolio management strategy of the Fund’s portfolio managers. The Trustees noted that the Manager and LMGAA were committed to providing the resources necessary to assist the Fund’s portfolio managers and continue to improve Fund performance. Based on its review, the Board generally was satisfied with the Fund’s performance and management’s efforts to continue to improve performance going forward. The Board determined to continue to evaluate the Fund’s performance and directed the Independent Trustees’ performance committee to continue to periodically review Fund performance with the Manager and report to the full Board during periods between Board meetings.

Expense ratios

The Board noted that the Fund bears indirectly its pro rata share of the expenses of the underlying funds in which it invests, including management fees payable by such underlying funds to the Manager or its affiliates. The Board noted that there is no management fee payable by the Fund to the Manager or sub-investment advisory fees payable by the Fund to the Sub-Advisers.

The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes. Management also discussed with the Board the Fund’s distribution arrangements, including how amounts received by the Fund’s distributor are expended, and the fees received and expenses incurred in connection with such arrangements by affiliates of the Manager.

Additionally, the Board received and considered information comparing the Fund’s overall expense ratio with those of a group of retail front-end load actively managed affiliated fund of funds consisting of ten mixed-asset target allocation moderate fund of funds selected by Lipper as comparable to the Fund (the “Expense Group”), and a broader group of funds selected by Lipper consisting of all retail front-end load actively managed mixed-asset target allocation moderate affiliated fund of funds (the “Expense Universe”). This information showed that the Fund’s total expense ratio was lower than the median of the total expense ratios of the funds in the Expense Group and lower than the average total expense ratio of the funds in the Expense Universe. The Trustees noted the Manager’s fee waiver and/or expense reimbursement arrangement.

Legg Mason Lifestyle Series	71

Manager profitability

The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. The Board also noted the profitability percentage ranges determined by appropriate court cases to be reasonable given the services rendered to investment companies. The Board determined that the Manager’s profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of scale

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets grow, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders.

The Board noted that to the extent the Fund’s assets increase over time, the Fund and its shareholders should realize economies of scale as certain expenses, such as fixed fund fees, become a smaller percentage of overall assets. The Board noted that it appeared that the benefits of any economies of scale also would be appropriately shared with shareholders through increased investment in fund management and administration resources.

Taking all of the above into consideration, the Board determined that the Fund’s expense ratio was reasonable in light of the comparative performance and expense information and the nature, extent and quality of the services provided to the Fund under the Agreements.

Other benefits to the manager

The Board considered other benefits received by the Manager and its affiliates, including the Sub-Advisers, as a result of the Manager’s relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the Manager’s ongoing commitment to the Fund, the profits and other ancillary benefits that the Manager and its affiliates received were considered reasonable.

Based on their discussions and considerations, including those described above, the Trustees approved the Management Agreement and the Sub-Advisory Agreements to continue for another year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreements.

72	Legg Mason Lifestyle Series

Board approval of management and subadvisory agreements (unaudited) (cont’d)

Legg Mason Lifestyle Allocation 30%

At a meeting of the Trust’s Board of Trustees, the Board considered the re-approval for an annual period of the management agreement pursuant to which Legg Mason Partners Fund Advisor, LLC (the “Manager”) provides the Fund with investment advisory and administrative services, the sub-advisory agreement pursuant to which Legg Mason Global Asset Allocation, LLC (“LMGAA”) provides day-to-day management of the Fund’s portfolio, and the sub-advisory agreement pursuant to which Western Asset Management Company (“Western Asset” and, together with LMGAA, the “Sub-Advisers”) provides day-to-day management of the Fund’s cash and short-term instruments. (The management agreement and sub-advisory agreements are collectively referred to as the “Agreements.”) The Manager and the Sub-Advisers are wholly-owned subsidiaries of Legg Mason, Inc. The Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)) of the Fund were assisted in their review by Fund counsel and independent legal counsel and met with independent legal counsel in executive sessions separate from representatives of the Manager and the Sub-Advisers. The Independent Trustees requested and received information from the Manager and the Sub-Advisers they deemed reasonably necessary for their review of the Agreements and the performance of the Manager and the Sub-Advisers. Included was information about the Manager, the Sub-Advisers and the Fund’s distributor, as well as the management, sub-advisory and distribution arrangements for the Fund and other funds overseen by the Board. This information was initially reviewed by a special committee of the Independent Trustees and then by the full Board.

In voting to approve the Agreements, the Independent Trustees considered whether the approval of the Agreements would be in the best interests of the Fund and its shareholders, an evaluation based on several factors including those discussed below.

Nature, extent and quality of the services provided to the fund under the management agreement and sub-advisory agreements

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Sub-Advisers under the Management Agreement and Sub-Advisory Agreements, respectively, during the past year. The Trustees also considered the Manager’s supervisory activities over the Sub-Advisers. In addition, the Independent Trustees received and considered other information regarding the administrative and other services rendered to the Fund and its shareholders by the Manager. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Sub-Advisers and the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Sub-Advisers took into account the Board’s knowledge and familiarity gained as Trustees of funds in the Legg Mason fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Sub-Advisers and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s compliance programs. The Board reviewed information received from the Manager and the Fund’s Chief Compliance Officer regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board considered the degree to which the Manager implemented organizational changes to improve investment results and the services provided to the Legg Mason fund complex. The Board also considered, based on its knowledge of the Manager and the Manager’s affiliates, the financial resources available to the Manager’s parent organization, Legg Mason, Inc.

The Board also considered the division of responsibilities among the Manager and the Sub-Advisers and the oversight provided by the Manager. The Board also considered the Manager’s and LMGAA’s brokerage

Legg Mason Lifestyle Series	73

policies and practices, the standards applied in seeking best execution, their policies and practices regarding soft dollars, and the existence of quality controls applicable to brokerage allocation procedures. In addition, management also reported to the Board on, among other things, its business plans, recent organizational changes, portfolio manager compensation plan and policy regarding portfolio managers’ ownership of fund shares.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) under the respective Agreement by the Manager and the Sub-Advisers.

Fund performance

The Board received and reviewed performance information for the Fund and for all retail and institutional mixed-asset target allocation conservative funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Trustees noted that they also had received and discussed with management information at periodic intervals comparing the Fund’s performance to that of its benchmark index. The information comparing the Fund’s performance to that of the Performance Universe was for the one-, three-, five- and ten-year periods ended June 30, 2011. The Fund performed better than the median for each period. The Board also reviewed performance information provided by the Manager for periods ended September 30, 2011, which showed that the Fund’s performance was below the Lipper category average during the third quarter. The Trustees then discussed with representatives of management the portfolio management strategy of the Fund’s portfolio managers. The Trustees noted that the Manager and LMGAA were committed to providing the resources necessary to assist the Fund’s portfolio managers. Based on its review, the Board generally was satisfied with the Fund’s performance and management’s efforts to continue to improve performance going forward. The Board determined to continue to evaluate the Fund’s performance and directed the Independent Trustees’ performance committee to continue to periodically review Fund performance with the Manager and report to the full Board during periods between Board meetings.

Expense ratios

The Board noted that the Fund bears indirectly its pro rata share of the expenses of the underlying funds in which it invests, including management fees payable by such underlying funds to the Manager or its affiliates. The Board noted that there is no management fee payable by the Fund to the Manager or sub-investment advisory fees payable by the Fund to the Sub-Advisers.

The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes. Management also discussed with the Board the Fund’s distribution arrangements, including how amounts received by the Fund’s distributor are expended, and the fees received and expenses incurred in connection with such arrangements by affiliates of the Manager.

Additionally, the Board received and considered information comparing the Fund’s overall expense ratio with those of a group of retail front-end load actively managed affiliated fund of funds consisting of ten mixed-asset target allocation conservative fund of funds selected by Lipper as comparable to the Fund (the “Expense Group”), and a broader group of funds selected by Lipper consisting of all retail front-end load actively managed mixed-asset target allocation conservative affiliated fund of funds (the “Expense Universe”). This information showed that the Fund’s total expense ratio was at the median of the total expense ratios of the funds in the Expense Group and lower than the average total expense ratio of the funds in the Expense Universe. The Trustees noted the Manager’s fee waiver and/or expense reimbursement arrangement.

74	Legg Mason Lifestyle Series

Board approval of management and subadvisory agreements (unaudited) (cont’d)

Manager profitability

The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. The Board also noted the profitability percentage ranges determined by appropriate court cases to be reasonable given the services rendered to investment companies. The Board determined that the Manager’s profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of scale

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets grow, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders.

The Board noted that to the extent the Fund’s assets increase over time, the Fund and its shareholders should realize economies of scale as certain expenses, such as fixed fund fees, become a smaller percentage of overall assets. The Board noted that it appeared that the benefits of any economies of scale also would be appropriately shared with shareholders through increased investment in fund management and administration resources.

Taking all of the above into consideration, the Board determined that the Fund’s expense ratio was reasonable in light of the comparative performance and expense information and the nature, extent and quality of the services provided to the Fund under the Agreements.

Other benefits to the manager

The Board considered other benefits received by the Manager and its affiliates, including the Sub-Advisers, as a result of the Manager’s relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the Manager’s ongoing commitment to the Fund, the profits and other ancillary benefits that the Manager and its affiliates received were considered reasonable.

Based on their discussions and considerations, including those described above, the Trustees approved the Management Agreement and the Sub-Advisory Agreements to continue for another year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreements.

Legg Mason Lifestyle Series	75

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Legg Mason Lifestyle Series are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o R. Jay Gerken, 620 Eighth Avenue, New York, New York 10018. Information pertaining to the Trustees and officers of the Funds is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Funds at 1-877-721-1926.

Independent Trustees†:

Paul R. Ades

Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Paul R. Ades, PLLC (law firm) (since 2000)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None

Andrew L. Breech

Year of birth	1952
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during past five years	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None

Dwight B. Crane

Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1981
Principal occupation(s) during past five years	Professor Emeritus, Harvard Business School (since 2007); formerly, Professor, Harvard Business School (1969 to 2007); Independent Consultant (since 1969)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None

Frank G. Hubbard

Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1993
Principal occupation(s) during past five years	President, Avatar International Inc. (business development) (since 1998)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None

76	Legg Mason Lifestyle Series

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d

Howard J. Johnson

Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	From 1981 to 1998 and since 2000
Principal occupation(s) during past five years	Chief Executive Officer, Genesis Imaging LLC (technology company) (since 2003)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None

Jerome H. Miller

Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1995
Principal occupation(s) during past five years	Retired
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None

Ken Miller

Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	President, Young Stuff Apparel Group, Inc. (apparel manufacturer), division of Li & Fung (since 1963)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None

John J. Murphy

Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Founder and Senior Principal, Murphy Capital Management (investment management) (since 1983)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	Trustee, UBS Funds (52 funds) (since 2008); Trustee, Consulting Group Capital Markets Funds (11 funds) (since 2002); formerly, Director, Nicholas Applegate Institutional Funds (12 funds) (2005 to 2010); formerly, Director, Atlantic Stewardship Bank (2004 to 2005); formerly, Director, Barclays International Funds Group Ltd. and affiliated companies (1983 to 2003)

Legg Mason Lifestyle Series	77

Independent Trustees cont’d

Thomas F. Schlafly

Year of birth	1948
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	President, The Saint Louis Brewery, Inc. (brewery) (since 1989); Partner, Thompson Coburn LLP (law firm) (since 2009); formerly, Of Counsel, Husch Blackwell Sanders LLP (law firm) and its predecessor firms (1984 to 2009)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	Director, Citizens National Bank of Greater St. Louis (since 2006)

Jerry A. Viscione

Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1993
Principal occupation(s) during past five years	Retired
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None
Interested Trustee and Officer:

R. Jay Gerken[3]

Year of birth	1951
Position(s) with Trust	Trustee, President, Chairman and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2005); Officer and Trustee/Director of 162 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); President and Chief Executive Officer (“CEO”) of LMPFA (since 2006); President and CEO of Smith Barney Fund Management LLC (“SBFM”) (formerly a registered investment adviser) (since 2002)
Number of funds in fund complex overseen by Trustee	162
Other board memberships held by Trustee during past five years	None
Additional Officers

Ted P. Becker Legg Mason 620 Eighth Avenue, New York, NY 10018

Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

78	Legg Mason Lifestyle Series

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers cont’d

Vanessa A. Williams Legg Mason 100 First Stamford Place, Stamford, CT 06902

Year of birth	1979
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer and Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); formerly, Assistant Vice President and Senior Compliance Officer of Legg Mason & Co. (2008 to 2011); formerly, Compliance Analyst of Legg Mason & Co. (2006 to 2008) and Legg Mason & Co. predecessors (prior to 2006)

Robert I. Frenkel Legg Mason 100 First Stamford Place, Stamford, CT 06902

Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Thomas C. Mandia Legg Mason 100 First Stamford Place, Stamford, CT 06902

Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary to SBFM (since 2002)

Richard F. Sennett Legg Mason 55 Water Street, New York, NY 10041

Year of birth	1970
Position(s) with Trust	Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Legg Mason Lifestyle Series	79

Additional Officers cont’d

Albert Laskaj Legg Mason 55 Water Street, New York, NY 10041

Year of birth	1977
Position(s) with Trust	Treasurer
Term of office[1] and length of time served[2]	Since 2010
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. (since 2008); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010); formerly, Assistant Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2007); formerly, Accounting Manager of certain mutual funds associated with Legg Mason & Co. predecessors (prior to 2005)

Jeanne M. Kelly Legg Mason 620 Eighth Avenue, New York, NY 10018

Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005)

†	Trustees who are not “interested persons” of the Funds within the meaning of Section 2(a)(19) of the 1940 Act.

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Mr. Gerken is an “interested person” of the Funds, as defined in the 1940 Act, because of his position with LMPFA and/or certain of its affiliates.

80	Legg Mason Lifestyle Series

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended January 31, 2012:

				Allocation 85%
Record date:				12/28/2011
Payable date:				12/29/2011
Ordinary income:
Qualified dividend income for individuals				100.00%
Dividends qualifying for the dividends
received deduction for corporations				54.48%
Interest from Federal obligations				1.93%
Foreign source income				30.18%*
Foreign taxes paid per share				$0.007497

			Allocation 70%
Record date:			6/14/2011	12/28/2011
Payable date:			6/15/2011	12/29/2011
Ordinary income:
Qualified dividend income for individuals			49.93%	63.70%
Dividends qualifying for the dividends
received deduction for corporations			31.36%	37.18%
Interest from Federal obligations			4.00%	4.00%
Foreign source income			—	18.93%*
Foreign taxes paid per share			—	$0.005383

	Allocation 50%
Record date:	3/30/2011	6/29/2011	9/29/2011	12/30/2011
Payable date:	3/31/2011	6/30/2011	9/30/2011	12/31/2011
Ordinary income:
Qualified dividend income for individuals	27.26%	32.19%	32.19%	32.19%
Dividends qualifying for the dividends
received deduction for corporations	16.54%	19.33%	19.33%	19.33%
Interest from Federal obligations	4.73%	4.73%	4.73%	4.73%
Foreign source income	—	—	—	20.09%*
Foreign taxes paid per share	—	—	—	$0.003296

	Allocation 30%
Record date:	3/30/2011	6/29/2011	9/29/2011	12/30/2011
Payable date:	3/31/2011	6/30/2011	9/30/2011	12/31/2011
Ordinary income:
Qualified dividend income for individuals	11.80%	16.13%	16.13%	16.13%
Dividends qualifying for the dividends
Received deduction for corporations	6.79%	9.23%	9.23%	9.23%
Interest from Federal obligations	5.37%	5.37%	5.37%	5.37%
Foreign source income	—	—	—	14.93%*
Foreign taxes paid per share	—	—	—	$0.002057

*	Expressed as a percentage of the cash distribution grossed-up for foreign taxes.

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult with your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

The foreign taxes paid represent taxes incurred by the Funds on income received by a Fund from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax adviser regarding the appropriate treatment of foreign taxes paid.

Please retain this information for your records.

Legg Mason

Lifestyle Series

Trustees

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

R. Jay Gerken Chairman

Frank G. Hubbard

Howard J. Johnson

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jerry A. Viscione

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Legg Mason Global Asset Allocation, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Co-transfer agents

Boston Financial Data Services, Inc .

2000 Crown Colony Drive

Quincy, MA 02169

BNY Mellon Asset Servicing

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Legg Mason Lifestyle Series

Legg Mason Lifestyle Allocation 85%

Legg Mason Lifestyle Allocation 70%

Legg Mason Lifestyle Allocation 50%

Legg Mason Lifestyle Allocation 30%

The Funds are separate investment series of Legg Mason Partners Equity Trust, a Maryland statutory trust.

Legg Mason Lifestyle Series

Legg Mason Funds

55 Water Street

New York, NY 10041

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Funds at 1-877-721-1926.

Information on how the Funds voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio transactions are available (1) without charge, upon request, by calling the Funds at 1-877-721-1926, (2) on the Funds’ website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Lifestyle Series. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by a current prospectus.

Investors should consider each Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Funds. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

©2012 Legg Mason Investors Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE ANNUAL REPORT

www.leggmason.com/individualinvestors

©2012 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD01278 3/12 SR12-1614

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Jerry A. Viscione possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Viscione as the Audit Committee’s financial expert. Mr. Viscione is an “independent” Trustees pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending January 31, 2011 and January 31, 2012 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $358,200 in 2011 and $356,300 in 2012.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $4,500 in 2011 and $9,500 in 2012.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Equity Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Period.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $102,000 in 2011 and $103,600 in 2012. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Legg Mason Partners Equity Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Equity Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Equity Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for January 31, 2011 and January 31, 2012; Tax Fees were 100% and 100% for January 31, 2011 and January 31, 2012; and Other Fees were 100% and 100% for January 31, 2011 and January 31, 2012.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Equity Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Equity Trust during the reporting period were $0 in 2012.

(h) Yes. Legg Mason Partners Equity Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Equity Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Frank G. Hubbard

Howard J. Johnson

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jerry A. Viscione

b) Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Equity Trust

By:	/S/ R. JAY GERKEN
(R. Jay Gerken) Chief Executive Officer of
Legg Mason Partners Equity Trust

Date:	March 26, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ R. JAY GERKEN
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Equity Trust

Date:	March 26, 2012

By:	/S/ RICHARD F. SENNETT
(Richard F. Sennett)
Principal Financial Officer of
Legg Mason Partners Equity Trust

Date:	March 26, 2012